MERIT SECURITIES CORPORATION,
                                   as Issuer,

                                      AND


                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                   as Trustee



                                 -------------


                              SERIES 9 SUPPLEMENT

                            Dated as of June 1, 1997

                                       TO

                                   INDENTURE

                          Dated as of November 1, 1994



                                 -------------



                              COLLATERALIZED BONDS

                                    Series 9

                               TABLE OF CONTENTS


                                                                                                               Page
SERIES 9 SUPPLEMENT...............................................................................................1
PRELIMINARY STATEMENT.............................................................................................1
GRANTING CLAUSES..................................................................................................1
   Section 1. Certain Defined Terms...............................................................................1
   Section 2. Designation; Principal Amount; Maturity.............................................................7
   Section 3. Date of the Bonds...................................................................................8
   Section 4. Book-Entry Bonds....................................................................................8
   Section 5. Denominations.......................................................................................9
   Section 6. Determination of Interest Payments..................................................................9
   Section 7. Application of Funds; Collateralization Fund.......................................................10
   Section 8. Places for Payment.................................................................................11
   Section 9. Redemption.........................................................................................11
   Section 10. Modification of Mortgage Certificates.............................................................11
   Section 11. Subordinated Bonds................................................................................12
   Section 12. Default...........................................................................................12
   Section 13. Repurchase of Directly Held Mortgage Loans........................................................13
   Section 14. Additional Obligations and Covenants of the Trustee...............................................13
   Section 15. Notice to the Rating Agencies.....................................................................14
   Section 16. Monthly Remittance Report.........................................................................14
   Section 17. Purchase of Delinquent Directly Held Mortgage Loans by Issuer.....................................14
   Section 18. Amendments to Indenture...........................................................................14
   Section 19. Additional Covenants of the Issuer................................................................18
   Section 20. Ratification of Indenture.........................................................................18
   Section 21. Form of Bonds.....................................................................................18
   Section 22. Schedules.........................................................................................18
   Section 23. Counterparts......................................................................................18
   Section 24. Governing Law.....................................................................................18

SCHEDULE I                 MORTGAGE LOANS AND MORTGAGE CERTIFICATES
SCHEDULE II                INTEREST FUND LOANS
SCHEDULE III               COLLATERALIZATION FUND LOANS
EXHIBIT A-1                FORM OF CLASS A-1 BONDS
EXHIBIT A-2                FORM OF CLASS A-2 BONDS
EXHIBIT A-3                FORM OF CLASS A-3 BONDS
EXHIBIT B-1                FORM OF CLASS B-1 BONDS
EXHIBIT B-2                FORM OF CLASS B-2 BONDS
EXHIBIT B-3                FORM OF CLASS B-3 BONDS

                              SERIES 9 SUPPLEMENT


         THIS SERIES 9 SUPPLEMENT (this "Series Supplement"), dated as of June 1, 1997, by and between MERIT SECURITIES CORPORATION, a Virginia corporation (the "Issuer"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee"), under an Indenture dated as of November 1, 1994 (the "Original Indenture" and, as supplemented by this Series Supplement, the "Indenture"), recites and provides as follows:

                             PRELIMINARY STATEMENT

         Sections 4.01, 4.02 and 10.01 of the Original Indenture provide, among other things, that the Issuer, when authorized by its Board of Directors, and the Trustee may at any time and from time to time enter into an indenture supplemental to the Original Indenture for the purpose of authorizing a Series of Bonds and to specify certain terms of each Series of Bonds. The Board of Directors of the Issuer has duly authorized the creation of a Series of Bonds with an aggregate principal amount of $983,669,000 to be known as the Collateralized Bonds, Series 9 (the "Bonds"), which will consist of six Classes of Bonds designated as provided herein.

                                GRANTING CLAUSES

         (a) To secure the payment of the principal of and interest on the Bonds in accordance with their terms, all the sums payable under the Original Indenture and this Series Supplement with respect to the Bonds and the performance of the covenants with respect to the Bonds contained in the Original Indenture and this Series Supplement, the Issuer hereby Grants to the Trustee, in trust and as collateral security as provided in the Original Indenture and this Series Supplement, for the benefit of the Bondholders, all the Issuer's right, title and interest in and to any and all benefits accruing to the Issuer from (i) the Directly Held Mortgage Loans (and all substitutions therefor as provided by Section 3.11 of the Original Indenture), together with the related Mortgage Loan Documents and the Issuer's interest in any Mortgaged Premises or Manufactured Home that secures a Directly Held Mortgage Loan, but that is acquired by foreclosure or deed in lieu of foreclosure after the Delivery Date, all Monthly Payments due after June 1, 1997 and all Curtailments or other principal prepayments received with respect to the Directly Held Mortgage Loans during any Prepayment Period, (ii) any Substitute Loans, (iii) the Sales Agreement, except that the Issuer shall retain its right to fees under Section 9 thereof and shall retain and assign its right to indemnification under Section 13 thereof, respectively, (iv) the Servicing Agreements (including the Additional Loan Collateral held pursuant to the TBC Servicing Agreement), (v) the Master Servicing Agreement, (vi) any sub-servicing agreements, (vii) the Custody Agreement, (viii) the Standard Hazard Insurance Policies and the Primary Mortgage Insurance Policies, if any, for the Directly Held Mortgage Loans, (ix) the Title Insurance Policies, or other evidence of title permitted by the terms of the Custody Agreement, for the Directly Held Mortgage Loans, if any, (x) the Collateral Proceeds Account, the Collateralization Fund, the Custodial Reserve Fund and the Surplus Account, whether in the form of cash, instruments, securities or other properties, (xi) the Mortgage Certificates and all payments and distributions with respect to the Mortgage Certificates for which the record date therefor is after the Delivery Date and the Underlying Mortgage Loans with respect to the Mortgage Certificates and (xii) the proceeds of all the foregoing (including, but not by way of limitation, all cash, proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables that at any time constitute all, or part of, or are included in the proceeds of, any of the foregoing) (items (i) through (xii) collectively, the "Trust Estate") to secure the Bonds.

         (b) The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and of the Original Indenture and agrees to perform the duties herein or therein required in accordance with Article Seven of the Original Indenture to the end that the interests of the Bondholders may be adequately and effectively protected.

Section 1.  Certain Defined Terms.

         With respect to the Bonds and in addition to the definitions set forth in Section 1.01 of the Original Indenture, the following provisions shall govern the defined terms set forth below. Capitalized words and phrases used herein but not defined herein or in the Original Indenture shall have the meanings set forth in the Standard Provisions.

         "Accrual Period": With respect to each Payment Date, the period commencing on the 28th day of the preceding month through the 27th day of the month in which such Payment Date is deemed to occur (except that the first Accrual Period will be the period from the Closing Date through July 27, 1997).

         "Additional Loan Collateral": Collateral held with respect to certain Directly Held Mortgage Loans pursuant to the TBC Servicing Agreement.

         "Adjustable Rate Loans": ARM Loans listed in Schedule I to this Series Supplement.

         "Administrative Cost Rate": For each Mortgage Loan, the sum of (i) the related Servicing Fee Rate, (ii) the related Master Servicing Fee Rate, (iii) the rate used to calculate premiums, if any, on mortgage pool and other insurance policies and certain other administrative expenses, if any, applicable to such Mortgage Loan, (iv) the Bond Administration Fee Rate and (v) the fees of any Special Servicer, in each case attributable to that Mortgage Loan.

         "Available Funds": On each Payment Date the sum of (a) all payments or distributions received in respect of the Mortgage Certificates and deposited in the Collateral Proceeds Account (which represent substantially all the principal and interest (at the Net Rate) received in respect of the Underlying Mortgage Loans during the related Due Period) and (b) the sum of the following:

         (i) all payments of interest (including payments of Month End Interest) and principal with respect to the Directly Held Mortgage Loans and any amounts in respect of any REO (including Liquidation Proceeds (net of liquidation expenses) and Insurance Proceeds) collected with respect to the related Due Period (or applicable Prepayment Period, in the case of unscheduled payments and other Liquidation Proceeds) with respect to Directly Held Mortgage Loans and deposited in the Collateral Proceeds Account;

         (ii) any Advance of principal or interest due on a Directly Held Mortgage Loan during the related Due Period with respect to Directly Held Mortgage Loans deposited in the Collateral Proceeds Account (Advances with respect to interest only in the case of the Directly Held Mortgage Loans subject to the Dynex Services Servicing Agreement);

         (iii) any Scheduled Payments with respect to the Directly Held Mortgage Loans due during, but collected prior to, the related Due Period; and

         (iv) all amounts received in connection with (A) the purchase of any Directly Held Mortgage Loan due to the delivery of defective mortgage loan documentation or otherwise or (B) the purchase of a converted Directly Held Mortgage Loan;

less (c) the sum of the following:

         (i) one-twelfth of the Administrative Cost Rate multiplied by the Scheduled Principal Balance of each Directly Held Mortgage Loan (excluding the Servicing Fee Rate with respect to the Directly Held Mortgage Loans subject to the Dynex Services Servicing Agreement);

         (ii) all amounts required as reimbursement for any Advances previously made on a Directly Held Mortgage Loan upon the Liquidation of such Directly Held Mortgage Loan;

         (iii) all amounts required to be reimbursed for any Non-Recoverable Advances with respect to the Directly Held Mortgage Loans; and

     (i) from and after the occurrence of an Event of Default, all sums due under the Indenture to the Trustee associated with the disposition of all or a portion of the Trust Estate or the exercise of any of the other remedies set forth in Article Six of the Indenture.

         "Bond Administrator": Dynex as part of its responsibilities as Master Servicer.

         "Bond Administration Fee Rate": For each Loan, 0.02% per annum, which shall include the Trustee Fee Rate and, with respect to the Directly Held Mortgage Loans, shall include the Master Servicing Fee.

         "Bond Payment Percentage": On each Payment Date, 100%; except that, upon the approval of the Issuer, if on any Payment Date (a) the Overcollateralization Amount is greater than or equal to the Target Overcollateralization Amount but only to the extent that the Overcollateralization Amount continues to equal or exceed the Target Overcollateralization Amount and (b) over the prior six months, the average Unpaid Principal Balance of the Directly Held Mortgage Loans delinquent 60 days or more (including for this purpose any Directly Held Mortgage Loans in foreclosure and REO) has not exceeded 6% of the average aggregate Unpaid Principal Balance of all Directly Held Mortgage Loans, then the Bond Payment Percentage for such Payment Date will be the Bond Percentage for such Payment Date.

         "Bond Percentage": On each Payment Date, the aggregate outstanding principal balance of the Bonds divided by the sum of (i) the then aggregate Scheduled Principal Balance of the Loans and (ii) the balance in the Overcollateralization Fund, in each case as of such Payment Date (but not more than 100%).

         "Bonds": The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2 and Class B-3 Bonds.

         "Chase Mortgage":  Chase Manhattan Mortgage Corporation.

         "Chase Mortgage Servicing Agreement": Purchase, Warranties and Servicing Agreement dated as of May 1, 1997 (Whole Loan Series FRM 1997 WL-3), among Chase Securities, Inc., Purchaser, The Chase Manhattan Bank, Seller, and Chase Mortgage, Servicer and June 1, 1997 (Whole Loan Series FRM 1997 WL-5), among Lehman Capital, a Division of Lehman Brothers Holdings, Inc., Purchaser, The Chase Manhattan Bank, Seller, and Chase Mortgage, Servicer.

         "Class A-1 Interest Rate": The Class A-1 Interest Rate is the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.40%, subject to a cap of 10.00%, accrued during the applicable Accrual Period on the outstanding principal balance of the Class A-1 Bonds immediately prior to such Payment Date, except that (i) for the initial Payment Date, the Class A-1 Interest Rate is 6.0875% per annum; and (ii) the Class A-1 Interest Rate for any Payment Date following the first Payment Date on which the Issuer has the option to redeem the Bonds is the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.80% subject to a cap of 10.40%; provided that, if the Issuer redeems the Class A-1 Bonds through an Affiliate and the Class A-1 Bonds remain outstanding following such purchase, the Class A-1 Interest Rate shall not be increased as provided in this clause (ii).

         "Class A-2 Interest Rate": The Class A-2 Interest Rate is the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.55%, subject to a cap of 10.00%, accrued during the applicable Accrual Period on the outstanding principal balance of the Class A-2 Bonds immediately prior to such Payment Date, except that (i) for the initial Payment Date, the Class A-2 Interest Rate is 6.2375% per annum; and (ii) the Class A-2 Interest Rate for any Payment Date following the first Payment Date on which the Issuer has the option to redeem the Bonds is the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 1.05% subject to a cap of 10.50%; provided that, if the Issuer redeems the Class A-2 Bonds through are Affiliate and the Class A-2 Bonds remain outstanding following such purchase, the Class A-2 Interest Rate shall not be increased as provided in this clause (ii).

         "Class A-3 Interest Rate": The Class Interest Rate for the Class A-3 Bonds will equal, subject to a cap of 14.00% per annum, the per annum rate equal to the sum of (a) the per annum rate, subject to a cap of 10.00%, equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.55% (1.05% if the Issuer does not exercise its option to redeem the Bonds when first permitted to do so; provided that, if the Issuer redeems the Class A-3 Bonds through an Affiliate and the Class A-3 Bonds remain outstanding following such purchase, the Class A-3 Interest Rate shall not be increased as provided in this parenthetical), accrued during the applicable Accrual Period on the outstanding principal balance of the Class A-3 Bonds immediately prior to such Payment Date and (b) the excess of (i) twelve times the amount of interest at the per annum rate equal to the excess of (x) the weighted average (by principal balance) of the Net Rates on the Loans over (y) the weighted average (by principal balance) of the Class Interest Rates on the Bonds (calculated, in the case of the Class A-3 and Class B-1 Bonds, solely by reference to clause (a) applicable to such Payment Date, accrued during the applicable Accrual Period on a notional principal balance equal to the aggregate outstanding principal balance of the Bonds immediately prior to such Payment Date over (ii) the sum of the Interest Carryover Amounts for all Classes of Bonds for the prior Payment Date, divided by (iii) the sum of the outstanding principal balance of the Class A-3 and Class B-1 Bonds immediately prior to such Payment Date.

         "Class B-1 Interest Rate": The Class Interest Rate for the Class B-1 Bonds will equal, subject to a cap of 14% per annum, the per annum rate equal to the sum of (a) the per annum rate, subject to a cap of 10.00%, equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.65% (1.15% if the Issuer does not exercise its option to redeem the Bonds when first permitted to do so; provided that, if the Issuer redeems the Class B-1 Bonds through an Affiliate and the Class B-1 Bonds remain outstanding following such purchase, the Class B-1 Interest Rate shall not be increased as provided in this parenthetical), accrued during the applicable Accrual Period on the outstanding principal balance of the Class B-1 Bonds immediately prior to such Payment Date and (b) the excess of (i) twelve times the amount of interest at the per annum rate equal to the excess of (x) the weighted average (by principal balance) of the Net Rates on the Loans over (y) the weighted average (by principal balance) of the Class Interest Rates on the Bonds (calculated, in the case of the Class A-3 and Class B-1 Bonds, solely by reference to clause (a) applicable to such Payment Date, accrued during the applicable Accrual Period on a notional principal balance equal to the aggregate outstanding principal balance of the Bonds immediately prior to such Payment Date over (ii) the sum of the Interest Carryover Amounts for all Classes of Bonds for the prior Payment Date, divided by (iii) the sum of the outstanding principal balances of the Class A-3 and Class B-1 Bonds immediately prior to such Payment Date.

         "Class B-2 Interest Rate": The Class B-2 Interest Rate is the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 1.00%, subject to a cap of 10.50%, accrued during the applicable Accrual Period on the outstanding principal balance of the Class B-2 Bonds immediately prior to such Payment Date, except that (i) for the initial Payment Date, the Class B-2 Interest Rate is 6.6875% per annum, and (ii) the Class B-2 Interest Rate for any Payment Date following the first Payment Date on which the Issuer has the option to redeem the Bonds shall be the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 1.50% subject to a cap of 11.00%; provided that, if the Issuer redeems the Class B-2 Bonds through an Affiliate and the Class B-2 Bonds remain outstanding following such purchase, the Class B-2 Interest Rate shall not be increased as provided in this clause (ii).

         "Class B-3 Interest Rate": The Class B-3 Interest Rate is the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 1.75%, subject to a cap of 11%, accrued during the applicable Accrual Period on the outstanding principal balance of the Class B-3 Bonds immediately prior to such Payment Date, except that (i) for the initial Payment Date, the Class B-3 Interest Rate is 7.4375% per annum; and (ii) the Class B-3 Interest Rate for any Payment Date following the first Payment Date on which the Issuer has the option to redeem the Bonds shall be the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 2.25% subject to a cap of 11.50%; provided that, if the Issuer redeems the Class B-3 Bonds through an Affiliate and the Class B-3 Bonds remain outstanding following such purchase, the Class B-3 Interest Rate shall not be increased as provided in this clause (ii).

         "Class Interest Rates": The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2 and Class B-3 Interest Rates.

         "Class Interest Rate": With respect to a Payment Date, the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2 and Class B-3 Interest Rate, as applicable.

         "Clearing Agency": The Depository Trust Company or any successor depository selected by the Issuer.

         "Collateral": The Directly Held Mortgage Loans, the Mortgage Certificates and the Collateralization Fund.

         "Collateral Value": With respect to each Directly Held Mortgage Loan that is not a Discount Loan, the Scheduled Principal Balance of such Directly Held Mortgage Loan, and, with respect to each Discount Loan, the Scheduled Principal Balance of such Loan multiplied by a fraction, the numerator of which will equal the Net Rate of such Loan and the denominator of which will equal 10%.

         "Collateralization Deposit": On each Payment Date an amount equal to the excess of (i) the aggregate of the Discount Principal Amounts for the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment Date) over (ii) the aggregate of the Discount Principal Amounts for such Payment Date.

         "Collateralization Fund": The account established pursuant to Section 7(f).

         "Converted Loan": An Adjustable Rate Mortgage Loan with respect to which the Borrower has complied with the applicable requirements to convert the rate to a fixed rate of interest, and such conversion has been processed by the applicable Servicer.

         "Current Interest": With respect to each Class of Bonds and each Payment Date, the sum of (i) the interest accrued at the applicable Class Interest Rate for the applicable Accrual Period on the outstanding principal balance of such Class, (ii) the excess of (A) interest accrued at the applicable Class Interest Rate with respect to prior Payment Dates over (B) the amount actually paid to such Class with respect to interest on such prior Payment Dates and (iii) interest on such excess at the applicable Class Interest Rate for such Accrual Period less (iv) the Interest Carryover Amount for such Class.

         "CPR": Constant Prepayment Rate, as calculated in accordance with industry standards.

         "Curtailment": Any partial prepayment of principal on a Directly Held Mortgage Loan which otherwise is current.

         "Custody Agreement": The custody agreement dated as of June 25, 1997, between the Issuer and Texas Commerce Bank National Association, as custodian.

         "Cut-off Date":  June 1, 1997.

         "Delivery Date":  June 25, 1997.

         "Directly Held Mortgage Loans": The Mortgage Loans and Manufactured Home Loans listed in Schedule II to this Series Supplement.

         "Discount Loan": Each Level Payment Loan with a Net Rate less than 10% per annum identified as such on Schedule I hereto.

         "Discount Principal Amount": With respect to each Discount Loan on each Payment Date, an amount equal to the amount by which the Scheduled Principal Balance of such Discount Loan exceeds its Collateral Value.

         "Dynex":  Dynex Capital, Inc., a Virginia corporation.

         "Dynex Services": Dynex Financial, Inc., a Virginia corporation, doing business as Dynex Services.

         "Dynex Services Servicing Agreement": The servicing agreement dated as of June 1, 1997, by and between the Issuer and Dynex Services, which incorporates therein the Standard Terms to Servicing.

         "Eligible Investments": For purposes of the definition of Eligible Investments in the Indenture, references to long-term debt ratings in one of the two highest applicable categories from each Rating Agency shall be deemed to be ratings of "Aaa" or higher by Moody's Investors Service, Inc., and "AAA" or higher by Fitch Investors Service, L.P., and references to commercial paper or short-term debt ratings in the highest applicable category from each Rating Agency shall be deemed to be "P-1" by Moody's Investors Service, Inc. and "F-1" by Fitch Investors Service, L.P.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "Floating Rate Determination Date": For each Accrual Period, the second London Banking Day prior to the commencement of such Accrual Period.

         "Harbourton":  Harbourton Mortgage Co., L.P., a limited partnership.

         "Harbourton Agreement: The servicing agreement dated as of June 1, 1997, by and between the Issuer and Harbourton.

         "IHC":  Issuer Holding Corp., a Virginia corporation.

         "Interest Carryover Amount": With respect to each Class of Bonds and each Payment Date, the sum of (i) the product of (x) the outstanding principal balance of such Class and (y) one twelfth of the excess of (A) the Class Interest Rate for such Class over (B) the weighted average (by principal balance) of the Net Rates on the Loans, in each case with respect to such Payment Date, and (ii) any such product remaining outstanding with respect to prior Payment Dates, together with interest thereon at the applicable Class Interest Rate.

         "Interest Payment Amount": On each Payment Date, the sum of (i) the portion of Available Funds attributable to interest on the Mortgage Loans and
(ii) any interest earnings on the Collateralization Fund to the extent required to be used to pay Current Interest and any Interest Carryover Amount on the Bonds.

         "Level Payment Loans": Directly Held Mortgage Loans listed in Schedule I to this Series Supplement that are not Adjustable Rate Mortgage Loans.

         "London Banking Day": Any day on which commercial banks and foreign exchange markets settle payments in London and New York City.

         "Master Servicer": With respect to the Directly Held Mortgage Loans, Dynex, its permitted successors and assigns and, with respect to the Underlying Mortgage Loans, the person designated as master servicer (or administrator) in the documents with respect to the related Mortgage Certificates.

         "Master Servicing Agreement": The master servicing agreement dated as of June 1, 1997, by and between the Issuer and Dynex, which incorporates therein the Standard Terms to the Master Servicing Agreement, June 1995 Edition.

         "Master Servicing Fee Rate": For each Underlying Mortgage Loan, the rate per annum designated as the master servicing (or administrator) rate for such Underlying Mortgage Loan in the documents with respect to the related Mortgage Certificates. For each Directly Held Mortgage Loan, the Master Servicing Rate is included in the Bond Administration Fee Rate.

         "Mortgage Certificates": The mortgage securities listed in Schedule I to this Series Supplement.

         "Mortgage Loans": The Directly Held Mortgage Loans and the Underlying Mortgage Loans.

         "Norwest":  Norwest Mortgage, Inc.

         "Norwest Servicing Agreement": Seller's Warranties and Servicing Agreement dated as of January 1, 1997, between Lehman Capital, a Division of Lehman Brothers Holdings Inc., and Norwest.

         "One-Month LIBOR": For each applicable Accrual Period, the per annum rate established in accordance with the provisions of Section 6(b) hereof.

         "Overcollateralization Amount": On each Payment Date, before giving effect to any payments to be made on such Payment Date, the excess, if any, of
(i) the sum of (A) the aggregate Scheduled Principal Balance of the Mortgage Loans and (B) the balance in the Collateralization Fund over (ii) the aggregate outstanding principal balance of the Bonds.

         "Principal Payment Amount": On each Payment Date, the sum of (i) the excess of (A) the portion of Available Funds attributable to principal of the Mortgage Loans over (B) the Collateralization Deposit and (ii) any amount in the Collateralization Fund to the extent required to be used to pay principal of the Bonds.

         "Prospectus": The Prospectus Supplement dated June 20, 1997, and the Prospectus dated June 20, 1997, of the Issuer with respect to the offer and sale of the Bonds.

         "Purchase Price": With respect to a Directly Held Mortgage Loan purchased from the Trust Estate in accordance with Section 13 hereof, an amount equal to the Unpaid Principal Balance of the Directly Held Mortgage Loan plus
(i) if such Directly Held Mortgage Loan is repurchased during a Prepayment Period under the applicable Servicing Agreement that ends during the calendar month in which the repurchase occurs, accrued and unpaid interest thereon at the applicable Net Rate to the date of purchase, or (ii) if such Directly Held Mortgage Loan is repurchased during a Prepayment Period that does not end during the calendar month in which the repurchase occurs, accrued and unpaid interest thereon at the applicable Net Rate through the end of the calendar month in which the purchase occurs. With respect to a Mortgage Certificate purchased from the Trust Estate in accordance with Section 7(b) of the Sales Agreement, an amount equal to the outstanding balance thereof plus accrued and unpaid interest thereon to the date of purchase at the applicable Mortgage Certificate's interest rate.

         "Rating Agency": Each of Moody's Investors Service, Inc., and Fitch Investors Service, L.P.

         "Redemption Price": An amount equal to 100% of the aggregate Outstanding principal balance of the Class of Bonds redeemed plus accrued and unpaid interest through the applicable Accrual Date.

         "Sales Agreement": The Sales Agreement dated as of June 1, 1997, relating to the Directly Held Mortgage Loans and the Mortgage Certificates (and the Underlying Mortgage Loans), between the Issuer and IHC.

         "Senior Bonds": The Class A-1, Class A-2 and Class A-3 Bonds and, after the Class A-1, Class A-2 and Class A-3 Bonds have been paid in full, as provided in the definition of Subordinated Bonds.

         "Series Year Reporting Date": June 1 of each year, commencing June 1, 1998.

         "Servicing Agreements": With respect to the Directly Held Mortgage Loans, the Chase Mortgage Servicing Agreement, the Dynex Services Servicing Agreement, the Harbourton Servicing Agreement, the Norwest Servicing Agreement and the TBC Servicing Agreement. With respect to the Underlying Mortgage Loans, the servicing agreements provided for with respect to the related Mortgage Certificates.

         "Servicing Fee Rate": For each Underlying Mortgage Loan, the rate per annum designated as the servicing rate for such Underlying Mortgage Loan in the documents with respect to the related Mortgage Certificates. For each Directly Held Mortgage Loan, the rate per annum designated as the Servicing Fee Rate in the applicable Servicing Agreement.

         "Subordinated Bonds": The Class B-1, Class B-2 and Class B-3 Bonds and any additional Subordinated Bonds hereafter issued; provided, however, that 91 days after the Class A-1 , Class A-2 and Class A-3 Bonds are paid in full, the Class B-1 Bonds shall be Senior Bonds; and 91 days after the Class B-1 Bonds are paid in full, the Class B-1 Bonds shall be Senior Bonds; 91 days after the Class B-2 Bonds are paid in full, the Series B-3 Bonds shall be Senior Bonds.

         "TBC Servicing Agreement": The Mortgage Loan Sale, Warranties and Servicing Agreements dated as of April 1, 1997, and June 1, 1997, between Boston Safe Deposit and Trust Company and Lehman Capital, a Division of Lehman Brothers Holding, Inc., together with the Additional Pledged Collateral Custodial Agreement dated as of April 1, 1996, between Lehman Capital, a Division of Lehman Brothers Holding, Inc., and Boston Safe Deposit and Trust Company and the Assignment and Assumption dated June 25, 1997, between Lehman Capital, a Division of Lehman Brothers Holding, Inc. and Resource.

         "Target Overcollateralization Amount": On any Payment Date, an amount equal to the greater of (i) the product of (a) twice the percentage represented by the initial Overcollateralization Amount and (b) the aggregate Scheduled Principal Balance of the Mortgage Loans and (ii) $100,000.

         "Trustee Fee Rate":  The rate of .002% per annum for each Mortgage
Loan.

         "Underlying Mortgage Loans": The Mortgage Loans related to the Mortgage Certificates.

Section 2.  Designation; Principal Amount; Maturity.

         The Bonds shall be designated generally as the Issuer's Collateralized Bonds, Series 9. The aggregate principal amount of Bonds that may be authenticated and delivered under this Series Supplement is limited to $983,669,000, except for Bonds authenticated and delivered upon registration of, transfer of or in exchange for, or in lieu of, other Bonds pursuant to Sections 3.04, 3.05 or 3.06 of the Original Indenture. The aggregate principal amount of Bonds shall be divided among six Classes, having designations, initial principal amounts, designations as Senior Bonds or Subordinated Bonds, Bond Interest Rates and Stated Maturities as follows:

               Initial Principal   Senior/         Bond Interest       Stated
Designation         Amount         Subordinated         Rate           Maturity
 Class A-1       $766,000,000      Senior                (1)       June 28, 2031
 Class A-2       $119,200,000      Senior                (2)       June 28, 2031
 Class A-3        $30,520,000      Senior                (3)       June 28, 2031
 Class B-1        $42,791,000      Subordinate           (4)       June 28, 2031
 Class B-2        $15,095,000      Subordinate           (5)       June 28, 2031
 Class B-3        $10,063,000      Subordinate           (6)       June 28, 2031


(1)  The Class A-1 Interest Rate.
(2)  The Class A-2 Interest Rate.
(3)  The Class A-3 Interest Rate.
(4)  The Class B-1 Interest Rate.
(5)  The Class B-2 Interest Rate.
(6)  The Class B-3 Interest Rate.

Section 3.  Date of the Bonds.

         The Bonds that are authenticated and delivered by the Trustee to or upon the order of the Issuer on the Delivery Date shall be dated the Delivery Date. All other Bonds that are authenticated after the Delivery Date for any other purpose under the Indenture shall be dated the date of their authentication or as otherwise provided in the indenture supplement authorizing their issuance.

Section 4.  Book-Entry Bonds.

         The Bonds (other than the Class B-3 Bonds) shall be Book-Entry Bonds and shall be issued initially as one or more certificates in the name of the Clearing Agency or its nominee. Initially the Class B-3 Bonds shall be Certificated Bonds but may be converted to Book-Entry Bonds. For all purposes, the Trustee shall deal with the Clearing Agency as the owner of such Book-Entry Bonds in accordance with Section 3.08 of the Original Indenture. The rights of Beneficial Owners of the Book-Entry Bonds shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and Clearing Agency Participants. The Beneficial Owners of the Book- Entry Bonds shall not be entitled to certificated securities for the Book-Entry Bonds as to which they are the Beneficial Owners, except as provided below. Requests and directions from, and votes of, the Clearing Agency, as Holder, shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners. Without the consent of the Issuer and the Trustee, a Book-Entry Bond may not be transferred by the Clearing Agency except to another Clearing Agency that agrees to hold the Book-Entry Bond for the account of the respective Clearing Agency Participants and Beneficial Owners.

         None of the Issuer, the Bond Administrator, any Master Servicer or the Trustee will have any liability for any aspect of the records relating to or payment made on account of Beneficial Owners of the Book-Entry Bonds held by the Clearing Agency, or for maintaining, supervising or reviewing any records relating to such Beneficial Owners.

         The Book-Entry Bonds will be issued in fully registered, certificated form to Beneficial Owners of Book- Entry Bonds or their nominees, rather than to the Clearing Agency or its nominee, only if (a) the Issuer advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Bonds and the Issuer is unable to locate a qualified successor within 30 days or (b) the Issuer, at its option, elects to terminate the book-entry system operating through the Clearing Agency.

         Upon the occurrence of either event described in the immediately preceding paragraph, the Trustee is required to notify the Clearing Agency, which in turn will notify all Beneficial Owners of Book-Entry Bonds through Clearing Agency Participants, of the availability of Certificated Bonds. Upon surrender by the Clearing Agency of the certificates representing the Book-Entry Bonds and receipt of instructions for re-registration, the Trustee will reissue the Book-Entry Bonds as Certificated Bonds to the Beneficial Owners identified in writing by the Clearing Agency. Such Certificated Bonds shall not constitute Book-Entry Bonds.

Section 5.  Denominations.

         The Bonds will be registered in one or more certificates in the name of a nominee of the Clearing Agency, and beneficial interests will be held by investors through the book-entry facilities of the Clearing Agency in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except that one Bond of each Class may be issued in a different denomination and except that the Class B-3 Bonds may be registered in the name of the person specified by the Issuer as a single certificated Bond at the option of the Issuer.

Section 6.  Determination of Interest Payments.

         (a) Each Class of Bonds will be entitled to receive on each Payment Date an amount equal to the Current Interest and Interest Carryover Amount for such Class for such Payment Date.

         (b) One-Month LIBOR shall be determined as follows:

         On each Floating Rate Determination Date, the Bond Administrator will determine the arithmetic mean of the London Interbank Offered Rate ("LIBOR") quotations for one-month Eurodollar deposits ("One-Month LIBOR") for the succeeding Accrual Period on the basis of the offered LIBOR quotations provided to the Bond Administrator as of 11:00 a.m. (London time) on such Floating Rate Determination Date. As used herein with respect to a Floating Rate Determination Date, "Reference Banks" means four leading banks engaged in transactions in Eurodollar deposits in the International Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Bloomberg Screen LIUS01M Index Page on the Floating Rate Determination Date in question and (iii) which have been designated as such by the Bond Administrator and are able and willing to provide such quotations to the Bond Administrator on each Floating Rate Determination Date; and "Bloomberg Screen LIUS01M Index Page" means the display designated as page "LIUS01M" on the Bloomberg Financial Markets Commodities News (or such other pages as may replace such page on that service for the purpose of displaying LIBOR quotations of major banks). If any Reference Bank should be removed from the Bloomberg Screen LIUS01M Index Page or in any other way fails to meet the qualifications of a Reference Bank, the Bond Administrator may, in its sole discretion, designate an alternative Reference Bank.

         On each Floating Rate Determination Date, One-Month LIBOR for the next succeeding Accrual Period will be established by the Bond Administrator as follows:

                     (i) If on any Floating Rate Determination Date two or more of the Reference Banks provide offered One-Month LIBOR quotations on the Bloomberg Screen LIUS01M Index Page, One-Month LIBOR for the next Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean if necessary to the nearest five decimal places).

                    (ii) If on any Floating Rate Determination Date only one or none of the Reference Banks provides such offered quotations, One-Month LIBOR for the next Accrual Period will be the higher of (x) One-Month LIBOR as determined on the previous Floating Rate Determination Date and (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum that the Bond Administrator determines to be either (A) the arithmetic mean (rounding such arithmetic mean if necessary to the nearest five decimal places) of the one-month Eurodollar lending rate that New York City banks selected by the Bond Administrator are quoting, on the relevant Floating Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Bond Administrator can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Bond Administrator are quoting on such Floating Rate Determination Date to leading European banks.

                   (iii) If on any Floating Rate Determination Date the Bond Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, One-Month LIBOR for the next applicable Accrual Period will be One-Month LIBOR as determined on the previous Floating Rate Determination Date.

           Notwithstanding the foregoing, One-Month LIBOR for the next succeeding Accrual Period shall not be based on One-Month LIBOR for the previous Accrual Period for two consecutive Floating Rate Determination Dates.

If, under the priorities described above, One-Month LIBOR for the next succeeding Accrual Period would be based on One-Month LIBOR for the previous Floating Rate Determination Date for the second consecutive Floating Rate Determination Date, the Bond Administrator shall select an alternative index (over which the Bond Administrator has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

           The establishment of One-Month LIBOR (or an alternative index) by the Bond Administrator and the Bond Administrator's subsequent calculation of the applicable Class Interest Rates for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

Section 7.  Application of Funds.

         (a) On each Payment Date, the Interest Payment Amount will be applied to pay interest on the Bonds in the following order of priority:

         1, to pay Current Interest and any Interest Carryover Amount with respect to the Senior Bonds; provided, however, that, if the Interest Payment Amount is not sufficient to pay the full amount of Current Interest and any Interest Carryover Amount on the Senior Bonds, the Interest Payment Amount will be applied pro rata based on the Current Interest and any Interest Carryover Amount otherwise payable to each Class of the Senior Bonds;

         2, to pay Current Interest and any Interest Carryover Amount with respect to the Class B-1 Bonds;

         3, to pay Current Interest and any Interest Carryover Amount with respect to the Class B-2 Bonds;

         4, to pay Current Interest and any Interest Carryover Amount with respect to the Class B-3 Bonds;

         5, to pay the Servicing Fee with respect to the Directly Held Mortgage Loans subject to the Dynex Services Servicing Agreement; and

         6, any remainder to be released to the Issuer as Surplus.

         (b) On each Payment Date, the product of the Bond Payment Percentage and the Principal Payment Amount will be applied to pay principal of the Bonds in the following order of priority:

         1, to pay principal of the Senior Bonds, such principal to be paid sequentially to the Class A-1, Class A-2 and Class A-3 Bonds, in that order, so that no such payment will be made to any such Class until all Classes with a lower numeral designation have been paid in full; provided, however, that, on any Payment Date on which the aggregate principal balance of the Senior Bonds is equal to or greater than the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans and (ii) the amount in the Collateralization Fund, the Principal Payment Amount will be paid pro rata to the Senior Bonds (based on principal balances) and not sequentially;

         2, to pay principal of the Class B-1 Bonds until paid in full;

         3, to pay principal of the Class B-2 Bonds until paid in full;

         4, to pay principal of the Class B-3 Bonds until paid in full; and

         5, any remainder of the Principal Payment Amount to be released to the Issuer as Surplus.

         (c) All payments made with respect to each Class of Bonds on each Payment Date shall be allocated pro rata among the Outstanding Bonds of such Class.

         (d) All payments or allocations of amounts in the Collateral Proceeds Account, Custodial Reserve Fund, Collateralization Fund and Surplus Account and all payments made by the Trustee under any section hereof or under the Original Indenture shall be made in accordance with written instructions of the Issuer or its designee.

         (e) On the Closing Date, the Issuer will establish a fund (the "Collateralization Fund") and deposit therein, as additional security for the Bonds, the assets listed on Schedule III hereto with a principal balance equal to $13,505,974. The Issuer may substitute Eligible Investments for the assets initially deposited in the Collateralization Fund. The Issuer will not have any other obligation to make deposits to the Collateralization Fund. Except as provided in Section 7(g), all receipts with respect to the foregoing deposit to the Collateralization Fund will be retained in the Collateralization Fund.

         (f) On each Payment Date, the Trustee is required: (a) to deposit in the Collateralization Fund from the principal portion of the Available Funds an amount equal to the Collateralization Deposit; (b) to apply interest earnings on the loans or Eligible Investments on deposit in the Collateralization Fund to pay interest on the Bonds if the portion of Available Funds attributable to interest is less than the sum of the Current Interest and any Interest Carryover Amounts on all Classes of the Bonds; (c) to apply amounts in the Collateralization Fund to the payment of principal of the Bonds if, after giving effect to the application of the portion of Available Funds attributable to principal to pay the principal of the Bonds, the aggregate principal balance of the Bonds equals or exceeds the aggregate Scheduled Principal Balance of the Loans; and (d) to release from the Collateralization Fund to the Issuer: (i) any interest earnings on loans or Eligible Investments on deposit in the Collateralization Fund not required to be applied as set forth in clause (b) above and (ii) the amount, if any, by which the excess of (x) the sum of (A) the aggregate Scheduled Principal Balance of the Mortgage Loans and (B) the balance in the Collateralization Fund over (y) the principal balance of the Bonds exceeds the Target Overcollateralization Amount.

         (g) On any Payment Date on which the Overcollateralization Amount has been reduced to zero, any Realized Loss on the Collateral shall be allocated, after giving effect to all payments made on such Payment Date, in reduction of the principal balance of the Bonds, first, to the Class B-3 Bonds, until the principal balance thereof has been reduced to zero, second, to the Class B-2 Bonds, until the principal balance thereof has been reduced to zero, third, to the Class B-1 Bonds, until the principal balance thereof has been reduced to zero, and fourth, to the Classes of Senior Bonds, pro rata on the basis of their respective principal balances, until the principal balance of each Class of Senior Bonds has been reduced to zero. Any Realized Losses allocated to any Class of Bonds shall be allocated among the Bonds of such Class in proportion to their respective principal balances.

Section 8.  Places for Payment.

         Payments to the Holders of each Class of Bonds on any Payment Date will be made to the Holders of record of the respective Class on the related Record Date. Payments on the Book-Entry Bonds shall be made to the Clearing Agency by wire transfer. The Trustee may charge any Holder its standard wire transfer fee for any payments made by wire transfer.

Section 9.  Redemption.

         The Issuer may, at its option, redeem any Class of Bonds, in whole, but not in part, on any Payment Date on or after the earlier of (i) June 28, 2004, and (ii) the Payment Date on which, after taking into account payments of principal to be made on such Payment Date, the aggregate Outstanding principal balance of the Bonds is less than 35% of the aggregate principal balance of the Bonds issued on the Delivery Date. In addition, the Issuer may redeem a Class or Classes of Bonds in whole, but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Estate, that a substantial risk exists that Bonds of the Class to be redeemed will not be treated for federal income tax purposes as evidences of indebtedness. Until each Class of Bonds is retired, any optional redemption of a Class of Bonds shall be treated as a purchase of such Bonds, with the result that there will be no acceleration of principal payments on any Class of Bonds not redeemed. Any redemption of a Class of Bonds shall be made at the Redemption Price for such Class.

Section 10. Modification of Mortgage Certificates.

         The Issuer may direct the Trustee to take any action the Issuer deems appropriate to cause the "REMICs" with respect to which the Mortgage Certificates constitute the "regular" and "residual" interests to effect a "qualified liquidation" (as defined in section 860F of the Internal Revenue Code of 1986) provided that the Issuer shall have furnished to the Trustee:

         (i) an Opinion of Counsel to the effect that the action to be taken at the direction of the Issuer constitutes a qualified liquidation; and

         (ii) an Officer's Certificate to the effect that such action will not materially impair the security provided by the Mortgage Certificates.

Section 11. Subordinated Bonds.

         (a) The Issuer may issue one or more classes of additional bonds secured by the Trust Estate that are subordinated ("Subordinated Bonds") to the Bonds originally issued on the Delivery Date; provided, however, that the issuance thereof will be subject to satisfaction of the following conditions:
(i) confirmation by each Rating Agency that the issuance of the Subordinated Bonds will not result in the downgrading of the credit rating of any outstanding Class of Bonds and (ii) delivery to the Trustee of an Opinion of Counsel to the effect that: (A) such Subordinated Bonds will be treated as indebtedness for federal income and franchise tax purposes, (B) such issuance will not adversely affect the characterization of any Outstanding Bonds for federal income or franchise tax purposes and (C) such issuance will not cause a taxable event to the Holders of any Outstanding Bonds.

         (b) The issuance of Subordinated Bonds shall be evidenced by a supplement to this Indenture Supplement. The Trustee shall be authorized to issue such Subordinated Bonds upon (i) receipt of an Issuer Order accompanied by a form of supplement and the written consent of each Rating Agency; (ii) receipt of an Opinion of Counsel to the general effect set forth in Section 4.01(3) of the Original Indenture; and (iii) receipt of an Opinion of Counsel as to various tax matters as described in clause (iii) of Section 10(a) above.

Section 12. Default.

         An Event of Default with respect to a Senior Bond means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (i) On any Payment Date, Default in the payment of Current Interest on any Senior Bond when the same shall become due and payable, which Default shall continue for a period of five days; or

         (ii) On the applicable Stated Maturity Date, Default in the payment in full of the outstanding principal balance of any Senior Bond.

         An Event of Default with respect to the all the Bonds means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) Default in the performance, or breach, of any covenant or warranty of the Issuer in the Indenture (other than a Default in the performance of or breach of any covenant or warranty referred to in the preceding paragraph) or in Article Nine of the Original Indenture, and continuance of such Default or breach for a period of 60 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or by the Holders of at least 66b% of the then outstanding principal balance of the Bonds, a written notice specifying such Default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture; or

                  (ii) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (iii) the institution by the Issuer of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action.

         Upon the occurrence of a Default with respect to any Class of Bonds (without regard to the passage of time or giving of notice, or both) and the continuance of such Default for 60 days, the Trustee is required to resign as trustee for the Subordinated Bonds. The Issuer is required in such circumstances to appoint one or more separate trustees for the Holders of the Subordinated Bonds; provided, however, that if the Issuer fails to appoint such separate trustees within 15 days thereafter, the Trustee shall immediately petition a court of competent jurisdiction to appoint such separate trustees.

         Each Bondholder shall be deemed to have agreed, by its acceptance of its Bond, not to file, or join in filing, any petition in bankruptcy or commence any similar proceeding in respect of the Issuer and to treat its Bonds as debt instruments for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

Section 13. Repurchase of Directly Held Mortgage Loans.

         The Trustee shall release from the lien of the Indenture any Directly Held Mortgage Loan that has been repurchased in accordance with the terms of the Sales Agreement. In order to obtain such release, the Issuer must remit, or cause to be remitted, to the Trustee the amount of the Purchase Price for such Directly Held Mortgage Loan, which the Trustee shall treat as a prepayment in full of such Directly Held Mortgage Loan. Upon the conversion of any Directly Held Mortgage Loan that is an Adjustable Rate Mortgage Loan to a fixed rate, the Issuer shall either cause such Directly Held Mortgage Loan to be repurchased or shall cause such Mortgage Loan to be treated as partially repurchased by giving notice to the Trustee of that election and of the portion of the principal amount of such Mortgage Loan to be treated as prepaid (the portion to be prepaid being the Scheduled Principal Balance of such Mortgage Loan multiplied by a fraction the number of which is 10% less the fixed Net Rate on such Mortgage Loan and the denominator of which is 10%). Any such Mortgage Loan shall not be released but the Scheduled Principal Balance of such Mortgage Loan shall be treated as reduced by the amount so treated as prepaid; all subsequent interest payments on such Mortgage Loan shall be deposited in the Collateral Proceeds Account and all subsequent principal payments on such Mortgage Loan shall be applied pro rata to (i) payment of the remaining principal amount of such Mortgage Loan by depositing such amounts in the Collateral Proceeds Account and
(ii) payment to or upon the order of the Issuer directly in reduction of the principal amount treated as prepaid.

Section 14. Additional Obligations and Covenants of the Trustee.

         (a) The Trustee shall be obligated to demand payments or distributions due in respect of the Mortgage Certificates and to make Advances with respect to the Directly Held Mortgage Loans in accordance with the terms of the Master Servicing Agreement if the Master Servicer or Bond Administrator fails to make a required Advance; provided, however, that the Trustee shall not be obligated to make an Advance that it deems unrecoverable. The Trustee is entitled to rely upon any determination by the Bond Administrator that an Advance is unrecoverable.

         (b) The Trustee shall exercise all rights and remedies available to it as third-party beneficiary of the Sales Agreement, including but not limited to, enforcing the obligation of IHC to repurchase (or substitute) Directly Held Mortgage Loans in accordance with Section 7 thereof.

         (c) The Trustee acknowledges that the Bond Administrator, and not the Issuer, is obligated to pay its compensation and reimbursement pursuant to
Section 7.07 of the Original Indenture.

         (d) Any statement or requirement as to the value of Additional Loan Collateral, or any requirement that such value be marked to market, shall be solely the responsibility of The Boston Company.

         (e) So long as any debt instrument issued by the Issuer is outstanding and for 91 days thereafter, the Trustee will not file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law against the Issuer.

         (f) The Trustee shall enter into a letter agreement with the Issuer with respect to the Class B-3 Bonds.

Section 15. Notice to the Rating Agencies.

         The Issuer shall use its best efforts promptly to provide notice to the Rating Agencies of any of the following events of which it has actual knowledge:

         (a) any material change to or amendment of this Series Supplement or the Original Indenture;

         (b) the occurrence of any Default or Event of Default that has not been cured;

         (c)      the resignation or termination of the Trustee;

         (d)      the substitution of Collateral; and

         (e)      the final payment to Bondholders.

         In addition, the Issuer shall provide to the Rating Agencies (i) each month a copy of the Monthly Remittance Report and (ii) within 90 days after the end of each calendar year a report on delinquencies and foreclosures occurring with respect to the Directly Held Mortgage Loans during such calendar year.

Section 16. Monthly Remittance Report.

         The Monthly Remittance Report required pursuant to Section 12.09 of the Original Indenture shall also contain the following information with respect to each Payment Date:

         (a)      Available Funds;

         (b)      the Principal Payment Amount and the Interest Payment Amount;

         (c)      the Overcollateralization Amount; and

         (d) the extent to which the Principal Payment Amount is derived from a transfer from the Collateralization Fund.

Section 17. Purchase of Delinquent Directly Held Mortgage Loans by Issuer.


         The Issuer may, but is not obligated to, purchase on any Payment Date any Directly Held Mortgage Loan that is delinquent in payment by 90 days or more for a price equal to the Unpaid Principal Balance of such Directly Held Mortgage Loan plus accrued and unpaid interest thereon at the related Net Rate through the Payment Date following the date of purchase.

Section 18. Amendments to Indenture.

         Only for the purposes of this Series Supplement and only with respect to the Bonds, the following amendments to the Original Indenture are hereby made:

                  (a) Section 1.01 of the Original Indenture is amended by deleting the definition of "Corporate Trust Office" and inserting in lieu thereof the following:

                           "Corporate Trust Office": The principal corporate
                  trust office of the Trustee presently located at 600 Travis, 8th Floor, Houston, Texas 77002, Attention: Global Trust Services for purposes of Section 9.02, the office of Texas Commerce Trust Company of New York, 55 Water Street, North Building, Room 234, Windows 20 and 21, New York, New York 10041, or at such other address as the Trustee may designate from time to time by notice to the Bondholders and the Issuer or the principal corporate trust office of any successor Trustee.

                  (b) Section 1.01 of the Original Indenture is amended by inserting before the period at the end of the definition of "Mortgaged Premises" the following:

                  or, in the case of a Mortgage Loan that is a Coop Loan, the shares and the leasehold interest securing that Coop Loan and, in either case, any Additional Collateral held pursuant to the TBC Servicing Agreement or, in the case of a Mortgage Loan that is a Manufactured Home Loan, the Manufactured Home securing such Manufactured Home Loan.

                  (c) Section 1.01 of the Original Indenture is amended by inserting before the period at the end of the definition of "Note Rate" the following:

                  as reduced by the application of any Soldiers' and Sailors' Shortfall.

                  (e) Section 1.01 of the Original Indenture is amended by deleting in the definition of "Prepayment Period" and substituting therefor the following:

                  "Prepayment Period": For each Payment Date with respect to each Mortgage Loan: (a) with respect to Liquidations and other prepayments in full, the "prepayment period" specified in the Servicing Agreement pursuant to which such Mortgage Loan is serviced, which prepayment period ends not later than 5 days prior to such Payment Date except in the case of the first Payment Date, in which case the Prepayment Period will include the period from and including the Cut-off Date (except for any prepayments received after the Cut-off Date but in the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date) and (b) with respect to all other unscheduled payments of principal or recoveries on the Mortgage Loans, the calendar month preceding the month in which the Payment Date is deemed to occur.

                  (f) Section 1.01 of the Original Indenture is amended by inserting in the first line of the definition of "Mortgage Loan" after the words "mortgage loan", the phrase "or Manufactured Home Loan".

                  (g) Section 1.01 of the Original Indenture is amended by inserting at the end of the definition of "Realized Loss" the following:

                           With respect to any Mortgage Certificate, the amount by which, under the documents relating theteto, the equivalent of Realized Losses with respect to the Underlying Mortgage Loans are allocated to the Mortgage Certificates so as to reduce the certificate principal balances thereof without distributing an equivalent amount allocated to principal in respect of the Mortgage Certificates.

                  (h) Section 1.01 of the Original Indenture is amended by deleting the definition of "Record Date" and substituting therefor the following:

                           "Record Date": With respect to any Payment Date, the last Business Day of the month preceding the month in which such Payment Date is deemed to occur.

                  (i) Section 1.01 of the Original Indenture is amended by inserting before the period at the end of the definition of "Eligible Investments;

                           Eligible Investment may include, without limitation, those investments for which the Trustee or an affiliate thereof provides services.

                  (j) Section 1.01 of the Original Indenture is amended by adding the following additional definitions:

                           "Coop Loan": A Directly Held Mortgage Loan secured by
                  a lien against (i) shares issued by a cooperative housing corporation and (ii) the Borrower's leasehold interest in a cooperative dwelling unit owned by the cooperative housing corporation.

                           "Loan Rate": With respect to an item of Collateral,
                  the interest rate payable by the Borrower or other obligator according to the terms of the related Mortgage Loan, as reduced by the application of any Soldiers' and Sailors' Shortfall.

                           "Manufactured Home": A unit of manufactured housing
                  which meets the requirements of Section 25(e) (10) of the code, including all accessions thereto, securing the indebtedness of the Borrower under the related Manufactured Home Loan

                           "Manufactured Home Loan:  A manufactured home
                  installment sales contract listed in Schedule I to this Series Supplement.

                           "Original Directly Held MortgageLoan":  A Directly
                  Held Mortgage Loan initially pledged to the Trustee to secure the Bonds.

                           "Substitute Directly Held Mortgage Loan": A Directly
                  Held Mortgage Loan pledged to the Trustee to secure a Series of Bonds in substitution for a defaulted Directly Held Mortgage Loan initially pledged to the Trustee to secure such Bonds or the related REO.

                  (k) Section 3.11 of the Original Indenture is amended as follows:

                                    (i)     Subsection (c) is hereby deleted in
                           its entirety and the following is substituted therefor:

                                            (c) Any item of Substitute
                                    Collateral substituted pursuant to
                                    subsection (a) hereof must be a Qualified
                                    Substitute Mortgage Loan if the item of
                                    Original Collateral so substituted for was a Directly Held Mortgage Loan.

                                    (ii)    The following new subsection is
                                    added to the end of Section 3.11:

                                            (d) Unless otherwise provided in the
                                    related Series Supplement, on any Subsequent
                                    Delivery Date for any Series, the Issuer will have the option to pledge to the Trustee under a Series Supplement as security for the Series, in substitution for a defaulted Original Directly Held Mortgage Loan or REO securing such Series, a Substitute Directly Held Mortgage Loan, to the extent that the Master Servicer has determined, in its reasonable business judgment, that the present value of any potential Realized Loss on such defaulted Original Directly Held Mortgage Loan or REO will be reduced through the substitution of a Substitute Directly Held Mortgage Loan for such defaulted Original Directly Held Mortgage Loan or REO, and provided that such Substitute Directly Held Mortgage Loan (i) is secured by the Mortgaged Premises that secure the defaulted Directly Held Mortgage Loan or by such REO, (ii) has a Note Rate that is not less than the then current market rate for a mortgage loan having similar characteristics (provided, however, that a Substitute Directly Held Mortgage Loan may have a Note Rate less than the then current market rate so long as the aggregate Scheduled Principal Balance of all such Substitute Directly Held Mortgage Loans on their respective dates of substitution does not exceed 1.00% of the initial aggregate Scheduled Principal Balance of all the Directly Held Mortgage Loans initially pledged to secure such Series), and (iii) has a maturity date that is not later than nine months prior to the Stated Maturity of the Series of Bonds. Substitute Directly Held Mortgage Loans substituted under this
                                    Section 3.11(d) for a defaulted Directly
                                    Held Mortgage Loan or REO are not required to satisfy the requirements applicable to Substitute Mortgage Collateral contained in
                                    Section 3.11 (a) and (c) hereof.

                                            On the Subsequent Delivery Date, the
                                    Issuer shall have the right to deliver and pledge to the Trustee as security for the Series in exchange for each Original Directly Held Mortgage Loan a Substitute Directly Held Mortgage Loan plus cash in an amount equal to the payment of principal and interest paid or to be paid on such Substitute Directly Held Mortgage Loan during the month of the Subsequent Delivery Date.

                                            Upon such substitution, all the
                                    Issuer's right, title and interest to the Substitute Directly Held Mortgage Loan shall be assigned to the Trustee pursuant to
                                    Section 4.02(2) or (3) of this Indenture, and the Issuer shall receive (1) the Original Directly Held Mortgage Loan for which the Substitute Directly Held Mortgage Loan was substituted and (2) all Proceeds received on the Due Date in the month of the Subsequent Delivery Date by the Trustee on the Original Directly Held Mortgage Loan delivered to the Issuer.

                                            The Trustee shall receive, not later
                                    than the Subsequent Delivery Date, an
                                    Officer's Certificate of the Issuer and of the Master Servicer to the effect that:

                                                     (1) all instruments
                                            furnished to the Trustee in
                                            connection with such substitution
                                            conform to the requirements of this
                                            Indenture and the related Series
                                            Supplement and constitute sufficient
                                            authority hereunder for the Trustee
                                            to permit the substitution then
                                            applied for;

                                                     (2) all conditions
                                            precedent provided for in this
                                            Indenture and the related Series
                                            Supplement relating to the
                                            substitution then applied for have
                                            been complied with and the Issuer is
                                            duly entitled to effect such
                                            substitution;

                                                     (3) each Substitute
                                            Directly Held Mortgage Loan has been
                                            duly and validly assigned to the
                                            Trustee free and clear of any lien,
                                            mortgage, pledge, charge, security
                                            interest or other encumbrance that
                                            is prior to the lien of the
                                            Indenture;

                                                     (4) the Master Servicer has
                                            determined, in its reasonable
                                            business judgment, that the present
                                            value of any potential Realized Loss
                                            on the defaulted Directly Held
                                            Mortgage Loan or REO will be reduced
                                            through the substitution of the
                                            Substitute Directly Held Mortgage
                                            Loan for such defaulted Directly
                                            Held Mortgage Loan or REO; and

                                                     (5) if the Note Rate on the
                                            Substitute Directly Held Mortgage
                                            Loan is less than the then current
                                            market rate for mortgage loans
                                            having similar characteristics, the
                                            aggregate Scheduled Principal
                                            Balance of all such Substitute
                                            Directly Held Mortgage Loans on
                                            their respective dates of
                                            substitution does not exceed 1.00%
                                            of the initial aggregate Scheduled
                                            Principal Balance of all the
                                            Directly Held Mortgage Loans
                                            initially pledged to secure such
                                            Series.

                  (l) Section 6.17 of the Original Indenture is amended by deleting the first paragraph thereof and substituting therefor the following:

                           Each Holder of a Bond shall be deemed, by its
                  acceptance of such Bond, to have agreed (to the extent that such Holder may legally do so) not to file, join in the filing, or cause a filing against the Issuer of an involuntary petition under any bankruptcy or receivership law.

                  (m) Section 6.08 of the Original Indenture is amended by deleting clause THIRD thereof and substituting the following:

                           (i)  the Senior Bonds; and

                           (ii) the Subordinated Bonds provided that, if there
                  shall be more than one Class of Subordinated Bonds, payment shall be made in order of subordination so that payment of the unpaid principal of and interest on a more senior Class of the
                 Subordinated Bonds shall be made before any payment is made to a Class of Subordinated Bonds which is subordinated to such more senior Class.

                  (n) Notwithstanding the provisions of Section 13.01(d) of the Original Indenture, the Issuer's obligation to deliver to the Trustee a Yearly Accountants' Certificate may be modified, eliminated or limited to the extent permitted by the Rating Agencies.

Section 19.                Additional Covenants of the Issuer.

         (a) The Issuer shall not suffer to exist any claim against it on a recourse basis, which in its reasonable judgment giving due regard to the likelihood of success on the merits of such claim as well as any reserves or other arrangements which have been made to assure the payment of any such claims, creates a risk of insolvency proceedings against the Issuer.

         (b) The Issuer shall maintain its status as a "qualified REIT subsidiary" under Section 856(i)(2) of the Code unless it shall have received the prior written consent of the Rating Agencies to change or terminate such status.

Section 20.                Ratification of Indenture.

         As supplemented by this Series Supplement, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 21.                Form of Bonds.

         The Class A-1 Bonds shall be substantially in the form of Exhibit A-1 attached hereto. The Class A-2 Bonds shall be substantially in the form of Exhibit A-2 attached hereto. The Class A-3 Bonds shall be substantially in the form of Exhibit A-3 attached hereto. The Class B-1 Bonds shall be substantially in the form of Exhibit B-1 attached hereto. The Class B-2 Bonds shall be substantially in the form of Exhibit B-2 attached hereto. The Class B-3 Bonds shall be substantially in the form of Exhibit B-3 attached hereto.

Section 22.                Schedules.

         Schedule I, Schedule II and Schedule III are attached hereto as contemplated by the Indenture.

Section 23.                Counterparts.

         This Series Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 24.                Governing Law.

         THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized and, in the case of the Issuer, its respective signature duly attested all as of June 1, 1997.

                                      MERIT SECURITIES CORPORATION



                                      By:  /s/ Lisa R. Cooke
                                           -----------------
                                           Lisa R. Cooke, Vice President

                                      TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                      By:  /s/ Rafael Herrera
                                           ------------------
                                           Rafael Herrera, Vice President

                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULE I                 MORTGAGE LOANS AND MORTGAGE CERTIFICATES
SCHEDULE II                INTEREST FUND LOANS
SCHEDULE III               COLLATERALIZATION FUND MORTGAGE LOANS
EXHIBIT A-1                FORM OF Class A-1 BONDS
EXHIBIT A-2                FORM OF Class A-2 BONDS
EXHIBIT A-3                FORM OF Class A-3 BONDS
EXHIBIT B-1                FORM OF Class B-1 BONDS
EXHIBIT B-2                FORM OF Class B-2 BONDS
EXHIBIT B-3                FORM OF Class B-3 BONDS

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MERIT SECURITIES CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS BOND IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS BOND. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE OF THIS BOND MAY BE LESS THAN THE AMOUNT SET FORTH BELOW. ANYONE ACQUIRING THIS BOND MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS BOND MAY NOT BE TRANSFERRED EXCEPT UPON COMPLIANCE WITH THE TERMS OF THE WITHIN-REFERENCED INDENTURE.

No.  A-1-1                           AGGREGATE INITIAL PRINCIPAL BALANCE
                                     OF THE CLASS A-1 BONDS AS OF
DENOMINATION:  $200,000,000          THE DELIVERY DATE:  $766,000,000


                          MERIT SECURITIES CORPORATION

                   COLLATERALIZED BONDS, SERIES 9, CLASS A-1
                               DUE JUNE 28, 2031


                                                           CUSIP NO. 589962 BB4

         MERIT Securities Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein referred to as the "Issuer"), for value received, hereby promises to pay to

                                   CEDE & CO.

or registered assigns, from proceeds of the Collateral pledged under the Indenture referred to within, the principal sum of TWO HUNDRED MILLION AND 00/100 DOLLARS as hereinafter described and interest on the unpaid principal balance hereof in the manner hereinafter described until this Bond shall have been paid in full.

         This Bond is a "Book-Entry Bond" as described in Section 3.12 of the within-mentioned Indenture, and this Bond is being registered in the name CEDE & Co., as nominee of The Depository Trust Company, a Clearing Agency. Subject to the terms of the Indenture, the Bonds will be registered as one or more certificates held by a Clearing Agency or its nominee, and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except that one Bond of this Class may be issued in a different denomination.

         The interest on and principal of this Bond shall be payable in lawful money of the United States in the following manner:



                                    A-1-1-1

                  (a) The Class Interest Rate for this Bond for the period from the Delivery Date through July 27, 1997, will be 6.0875% per annum. Interest on this Bond will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the applicable Accrual Period with respect to a Payment Date (each as hereinafter defined) on the outstanding principal balance of this Bond immediately prior to each Payment Date at a per annum rate, subject to a cap of 10%, equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.40%; provided, however, that, if the Issuer does not exercise its option to redeem this Bond when it is first permitted to do so, interest will accrue at a per annum rate, subject to a cap of 10.40%, equal to One-Month LIBOR, as determined on the Applicable Floating Rate Determination Date, plus 0.80%. As used herein, "Accrual Period" means, with respect to each Payment Date, the period commencing on the 28th day of the preceding month through the 27th day of the month in which such Payment Date is deemed to occur (except that the first Accrual Period will be the period from the Delivery Date through July 27, 1997). The Holder of this Bond will be entitled to receive on the 28th day of each month, or, if such day is not a Business Day, then on the next succeeding Business Day (each a "Payment Date"), commencing on July 28, 1997, an amount equal to this Bond's pro rata share of the Interest Payment Amount for such Payment Date. For accounting purposes the Payment Date will be deemed to occur on the 28th day of the month without regard to whether such day is a Business Day.

                  (b) Payments of principal shall be due and payable on the Class A-1 Bonds on each Payment Date to the extent and in the manner described in the Indenture. Payments of principal, if any, due and payable on this Bond on any Payment Date shall be in an amount equal to this Bond's pro rata share of the aggregate installments of principal due and payable on the Bonds of this Class as of such Payment Date, with a final installment due and payable on the maturity of this Bond equal to its unpaid principal balance, all as provided in the Indenture.

         This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as the Collateralized Bonds, Series 9, issued in aggregate principal amount of $983,669,000, as specifically set forth in an indenture dated as of November 1, 1994 (the "Original Indenture"), as amended and supplemented by the Series 9 Supplement dated as of June 1, 1997 (the "Series 9 Supplement" and, together with the Original Indenture, the "Indenture"), between the Issuer and Texas Commerce Bank National Association (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Each payment on this Bond, when made, shall be applied first to the payment of interest accrued and unpaid on this Bond and then to the payment of principal on this Bond.

         The principal and interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered on the regular Record Date for such Payment Date, which shall be the close of business on the last Business Day of the month next preceding the month in which such Payment Date is deemed to occur, commencing on July 28, 1997. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder as of the Record Date and may be paid to the Holder of this Bond as of a Special Record Date, to be fixed by the Trustee, for the payment of such defaulted interest, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                                    A-1-1-2

         So long as this Bond is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Clearing Agency or its nominee. Notwithstanding the above, the final distribution on this Bond will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

         The Class A-1 Bonds are subject to redemption, in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of
(i) July 28, 2004, or (ii) the Payment Date on which, after giving effect to payments of principal to be made on such date, the aggregate principal balance of Bonds then Outstanding is less than 35% of the original aggregate principal amount of the Bonds. In addition, the Issuer may redeem the Bonds in whole, but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, that a substantial risk exists that the Bonds will not be treated for federal income tax purposes as evidences of indebtedness. Any such redemption of the Bonds will be at the Redemption Price set forth in the Indenture.

         Certain Events of Default will entitle the Trustee to declare the principal of all or a portion of the Bonds to be due and payable or to take possession of and retain the Trust Estate intact in either case in the manner and with the effect provided in the Indenture.

         Anything in the Indenture or in any other instrument referenced therein to the contrary notwithstanding, the Holder hereof, by accepting delivery of this Bond, recognizes that this Bond is a non-recourse obligation of the Issuer and agrees to look solely to the Trust Estate for the Bonds for the payment of all sums due hereunder and under the terms of the Indenture, and the Issuer shall not be liable for any deficiency or other personal money judgment with respect to the payment of such sums. The Holder of this Bond shall be deemed to have agreed, by its acceptance of this Bond, not to file or join in filing any petition of bankruptcy or commence any similar proceeding in respect of the Issuer and to treat this Bond as a debt instrument for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         As provided in the Indenture and subject to any limitations on transfer of this Bond by a Clearing Agency or its nominee and certain limitations set forth in the Indenture, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate principal balance will be issued to the designated transferee or transferees.

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh Plans, and collective investment funds in which such plans, accounts, or arrangements are invested (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of Plan ("Plan Investors"), should review carefully with their legal advisors whether the purchase or holding of this Bond could give rise to a transaction that is prohibited under ERISA or the Code or cause the Collateral securing the Bonds to be regarded as "plan assets" for purposes of the Plan Asset Regulations. The Issuer believes that the Class A-1 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. Accordingly, a Plan that acquires a Class A-1 Bond should not be treated as having acquired a direct interest in the assets of the Issuer. Nevertheless, there can be no complete assurance that the Class A-1 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations.

         Prior to due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.


                                    A-1-1-3

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal balance of Bonds at the time Outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal balance of specified Classes of Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

         The term "Issuer" as used in this Bond includes any successor thereof under the Indenture.

         This Bond and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to conflict of laws rules.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.


                                    A-1-1-4

         IN WITNESS WHEREOF, MERIT Securities Corporation has caused this Bond to be signed by the true or facsimile signature of its Vice President and attested by the true or facsimile signature of its Assistant Secretary.

                                          MERIT SECURITIES CORPORATION



                                          By:    _____________________________
                                                 Lisa R. Cooke, Vice President

Attest:


By:     _______________________________________
        Wayne K. Brockwell, Assistant Secretary


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is a Class A-1 Bond referred to in the within-mentioned Indenture.

Date of Authentication:
June 25, 1997
                                       TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                       By:    ______________________________



                                    A-1-1-5

                                 ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common              UNIF GIFT MIN ACT--....Custodian.....
TEN ENT--as tenants by the entireties         (Cus)             (Minor)
                                           Under Uniform Gifts to Minors Act ...
JT TEN--as joint tenants with rights of survivorship                   (State)
       and not as Tenants in Common

                                FORM OF TRANSFER
    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------

     Please insert Social Security or other identifying Number of Assignee the within Bond of MERIT Securities Corporation and does hereby irrevocably constitute and appoint ______________________________________________________,
Attorney, to transfer the said Bond on the books of the within named Corporation, with full power of substitution in the premises.

Date:          ____________________

                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Bond in every particular without alteration or enlargement or any change whatever.


----------------------------------
SIGNATURE GUARANTEED:
The signature must be guaranteed by a
commercial bank or trust company or by a member firm of the New York Stock
Exchange or another national securities
exchange. Notarized or witnessed
signatures are not acceptable.

                              PAYMENT INSTRUCTIONS

        The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to ____________________, for the account of ___________________, account number ________________, or, if mailed by check, to
__________________________. Applicable reports and statements should be mailed to ______________________. This information is provided by __________________, the assignee named above, or ______________________, as its agent.


                                    A-1-1-6

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MERIT SECURITIES CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS BOND IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS BOND. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE OF THIS BOND MAY BE LESS THAN THE AMOUNT SET FORTH BELOW. ANYONE ACQUIRING THIS BOND MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS BOND MAY NOT BE TRANSFERRED EXCEPT UPON COMPLIANCE WITH THE TERMS OF THE WITHIN-REFERENCED INDENTURE.

No.  A-2-1                                  AGGREGATE INITIAL PRINCIPAL BALANCE
                                            OF THE CLASS A-2 BONDS AS OF
DENOMINATION:  $119,200,000                 THE DELIVERY DATE:  $119,200,000


                          MERIT SECURITIES CORPORATION

                   COLLATERALIZED BONDS, SERIES 9, CLASS A-2
                               DUE JUNE 28, 2031

                                                           CUSIP NO. 589962 BC2

         MERIT Securities Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein referred to as the "Issuer"), for value received, hereby promises to pay to

                                   CEDE & CO.

or registered assigns, from proceeds of the Collateral pledged under the Indenture referred to within, the principal sum of ONE HUNDRED NINETEEN MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS as hereinafter described and interest on the unpaid principal balance hereof in the manner hereinafter described until this Bond shall have been paid in full.

         This Bond is a "Book-Entry Bond" as described in Section 3.12 of the within-mentioned Indenture, and this Bond is being registered in the name CEDE & Co., as nominee of The Depository Trust Company, a Clearing Agency. Subject to the terms of the Indenture, the Bonds will be registered as one or more certificates held by a Clearing Agency or its nominee, and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except that one Bond of this Class may be issued in a different denomination.

                                    A-2-1-1

         The interest on and principal of this Bond shall be payable in lawful money of the United States in the following manner:

                  (a) The Class Interest Rate for this Bond for the period from the Delivery Date through July 27, 1997, will be 6.2375% per annum. Interest on this Bond will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days), during the applicable Accrual Period with respect to a Payment Date (each as hereinafter defined) on the outstanding principal balance of this Bond immediately prior to each Payment Date at a per annum rate, subject to a cap of 10%, equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.55%; provided, however, that, if the Issuer does not exercise its option to redeem this Bond when it is first permitted to do so, interest will accrue at a per annum rate, subject to a cap of 10.50%, equal to One-Month LIBOR, as determined on the Applicable Floating Rate Determination Date, plus 1.05%. As used herein, "Accrual Period" means, with respect to each Payment Date, the period commencing on the 28th day of the preceding month through the 27th day of the month in which such Payment Date is deemed to occur (except that the first Accrual Period will be the period from the Delivery Date through July 27, 1997). The Holder of this Bond will be entitled to receive on the 28th day of each month, or, if such day is not a Business Day, then on the next succeeding Business Day (each a "Payment Date"), commencing on July 28, 1997, an amount equal to this Bond's pro rata share of the Interest Payment Amount for such Payment Date. For accounting purposes the Payment Date will be deemed to occur on the 28th day of the month without regard to whether such day is a Business Day.

                  (b) Payments of principal shall be due and payable on the Class A-2 Bonds on each Payment Date to the extent and in the manner described in the Indenture. Payments of principal, if any, due and payable on this Bond on any Payment Date shall be in an amount equal to this Bond's pro rata share of the aggregate installments of principal due and payable on the Bonds of this Class as of such Payment Date, with a final installment due and payable on the maturity of this Bond equal to its unpaid principal balance, all as provided in the Indenture.

         This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as the Collateralized Bonds, Series 9, issued in aggregate principal amount of $983,669,000, as specifically set forth in an indenture dated as of November 1, 1994 (the "Original Indenture"), as amended and supplemented by the Series 9 Supplement dated as of June 1, 1997 (the "Series 9 Supplement" and, together with the Original Indenture, the "Indenture"), between the Issuer and Texas Commerce Bank National Association (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Each payment on this Bond, when made, shall be applied first to the payment of interest accrued and unpaid on this Bond and then to the payment of principal on this Bond.

         The principal and interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered on the regular Record Date for such Payment Date, which shall be the close of business on the last Business Day of the month next preceding the month in which such Payment Date is deemed to occur, commencing on July 28, 1997. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder as of the Record Date and may be paid to the Holder of this Bond as of a Special Record Date, to be fixed by the Trustee, for the payment of such defaulted interest, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.


                                    A-2-1-2

         So long as this Bond is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Clearing Agency or its nominee. Notwithstanding the above, the final distribution on this Bond will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

         The Class A-2 Bonds are subject to redemption, in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of
(i) July 28, 2004, or (ii) the Payment Date on which, after giving effect to payments of principal to be made on such date, the aggregate principal balance of Bonds then Outstanding is less than 35% of the original aggregate principal amount of the Bonds. In addition, the Issuer may redeem the Bonds in whole, but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, that a substantial risk exists that the Bonds will not be treated for federal income tax purposes as evidences of indebtedness. Any such redemption of the Bonds will be at the Redemption Price set forth in the Indenture.

         Certain Events of Default will entitle the Trustee to declare the principal of all or a portion of the Bonds to be due and payable or to take possession of and retain the Trust Estate intact in either case in the manner and with the effect provided in the Indenture.

         Anything in the Indenture or in any other instrument referenced therein to the contrary notwithstanding, the Holder hereof, by accepting delivery of this Bond, recognizes that this Bond is a non-recourse obligation of the Issuer and agrees to look solely to the Trust Estate for the Bonds for the payment of all sums due hereunder and under the terms of the Indenture, and the Issuer shall not be liable for any deficiency or other personal money judgment with respect to the payment of such sums. The Holder of this Bond shall be deemed to have agreed, by its acceptance of this Bond, not to file or join in filing any petition of bankruptcy or commence any similar proceeding in respect of the Issuer and to treat this Bond as a debt instrument for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         As provided in the Indenture and subject to any limitations on transfer of this Bond by a Clearing Agency or its nominee and certain limitations set forth in the Indenture, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate principal balance will be issued to the designated transferee or transferees.

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh Plans, and collective investment funds in which such plans, accounts, or arrangements are invested (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of Plan ("Plan Investors"), should review carefully with their legal advisors whether the purchase or holding of this Bond could give rise to a transaction that is prohibited under ERISA or the Code or cause the Collateral securing the Bonds to be regarded as "plan assets" for purposes of the Plan Asset Regulations. The Issuer believes that the Class A-2 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. Accordingly, a Plan that acquires a Class A-2 Bond should not be treated as having acquired a direct interest in the assets of the Issuer. Nevertheless, there can be no complete assurance that the Class A-2 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations.

         Prior to due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of


                                    A-2-1-3
receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal balance of Bonds at the time Outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal balance of specified Classes of Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

         The term "Issuer" as used in this Bond includes any successor thereof under the Indenture.

         This Bond and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to conflict of laws rules.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.


                                    A-2-1-4

         IN WITNESS WHEREOF, MERIT Securities Corporation has caused this Bond to be signed by the true or facsimile signature of its Vice President and attested by the true or facsimile signature of its Assistant Secretary.

                                            MERIT SECURITIES CORPORATION



                                             By:  _____________________________
                                                  Lisa R. Cooke, Vice President

Attest:


By:     _______________________________________
        Wayne K. Brockwell, Assistant Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is a Class A-2 Bond referred to in the within-mentioned Indenture.

Date of Authentication:
June 25, 1997


                                       TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                       By:    ______________________________


                                    A-2-1-5

                                 ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common              UNIF GIFT MIN ACT--....Custodian.....
TEN ENT--as tenants by the entireties             (Cus)             (Minor)
                                           Under Uniform Gifts to Minors Act ...
JT TEN--as joint tenants with rights of survivorship                    (State)
       and not as Tenants in Common

                                FORM OF TRANSFER
   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------

             Please print or typewrite name and address of assignee

-------------------------------------------------------------------------------

     Please insert Social Security or other identifying Number of Assignee the within Bond of MERIT Securities Corporation and does hereby irrevocably constitute and appoint ______________________________________________________,
Attorney, to transfer the said Bond on the books of the within named Corporation, with full power of substitution in the premises.

Date:          ____________________

                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Bond in every particular without alteration or enlargement or any change whatever.


----------------------------------
SIGNATURE GUARANTEED:
The signature must be guaranteed by a
commercial bank or trust company or by a member firm of the New York Stock
Exchange or another national securities
exchange. Notarized or witnessed signatures are not acceptable.

                              PAYMENT INSTRUCTIONS

        The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to ____________________, for the account of ___________________, account number ________________, or, if mailed by check, to
__________________________. Applicable reports and statements should be mailed to ______________________. This information is provided by __________________, the assignee named above, or ______________________, as its agent.


                                    A-2-1-6

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MERIT SECURITIES CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS BOND IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS BOND. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE OF THIS BOND MAY BE LESS THAN THE AMOUNT SET FORTH BELOW. ANYONE ACQUIRING THIS BOND MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS BOND MAY NOT BE TRANSFERRED EXCEPT UPON COMPLIANCE WITH THE TERMS OF THE WITHIN-REFERENCED INDENTURE.

No.  A-3-1                                  AGGREGATE INITIAL PRINCIPAL BALANCE
                                            OF THE CLASS A-3 BONDS AS OF
DENOMINATION:  $30,520,000                  THE DELIVERY DATE:  $30,520,000


                          MERIT SECURITIES CORPORATION

                   COLLATERALIZED BONDS, SERIES 9, CLASS A-3
                               DUE JUNE 28, 2031


                                                          CUSIP NO. 589962 BD0

         MERIT Securities Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein referred to as the "Issuer"), for value received, hereby promises to pay to

                                   CEDE & CO.

or registered assigns, from proceeds of the Collateral pledged under the Indenture referred to within, the principal sum of THIRTY MILLION FIVE HUNDRED TWENTY THOUSAND AND 00/100 DOLLARS as hereinafter described and interest on the unpaid principal balance hereof in the manner hereinafter described until this Bond shall have been paid in full.

         This Bond is a "Book-Entry Bond" as described in Section 3.12 of the within-mentioned Indenture, and this Bond is being registered in the name CEDE & Co., as nominee of The Depository Trust Company, a Clearing Agency. Subject to the terms of the Indenture, the Bonds will be registered as one or more certificates held by a Clearing Agency or its nominee, and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except that one Bond of this Class may be issued in a different denomination.



                                    A-3-1-1

         The interest on and principal of this Bond shall be payable in lawful money of the United States in the following manner:

                  (a) Interest on this Bond will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the applicable Accrual Period with respect to a Payment Date (each as hereinafter defined) on the outstanding principal balance of this Bond immediately prior to each Payment Date at a per annum rate equal to, subject to a cap of 14% per annum, the sum of (a) the per annum rate, subject to a cap of 10.00%, equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.55% (1.05% if the Issuer does not exercise its option to redeem the Bonds when first permitted to do so), accrued during the applicable Accrual Period on the outstanding principal balance of this Bond, immediately prior to such Payment Date and (b) the excess of (i) twelve times the amount of interest at the per annum rate equal to the excess of (x) the weighted average (by principal balance) of the Net Rates on the Loans over (y) the weighted average (by principal balance) of the Class Interest Rates on the Bonds (calculated, in the case of the Class A-3 and Class B-1 Bonds, solely by reference to clause (a) of the respective definitions of the Class Interest Rates) applicable to such Payment Date, accrued during the applicable Accrual Period on a notional principal balance equal to the aggregate outstanding principal balance of the Bonds immediately prior to such Payment Date over (ii) the sum of the Interest Carryover Amounts for the prior Payment Date, divided by (iii) the sum of the outstanding principal balances of the Class A-3 and Class B-1 Bonds immediately prior to such Payment Date.

                  (b) Payments of principal shall be due and payable on the Class A-3 Bonds on each Payment Date to the extent and in the manner described in the Indenture. Payments of principal, if any, due and payable on this Bond on any Payment Date shall be in an amount equal to this Bond's pro rata share of the aggregate installments of principal due and payable on the Bonds of this Class as of such Payment Date, with a final installment due and payable on the maturity of this Bond equal to its unpaid principal balance, all as provided in the Indenture.

         This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as the Collateralized Bonds, Series 9, issued in aggregate principal amount of $983,669,000, as specifically set forth in an indenture dated as of November 1, 1994 (the "Original Indenture"), as amended and supplemented by the Series 9 Supplement dated as of June 1, 1997 (the "Series 9 Supplement" and, together with the Original Indenture, the "Indenture"), between the Issuer and Texas Commerce Bank National Association (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Each payment on this Bond, when made, shall be applied first to the payment of interest accrued and unpaid on this Bond and then to the payment of principal on this Bond.

         The principal and interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered on the regular Record Date for such Payment Date, which shall be the close of business on the last Business Day of the month next preceding the month in which such Payment Date is deemed to occur, commencing on July 28, 1997. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder as of the Record Date and may be paid to the Holder of this Bond as of a Special Record Date, to be fixed by the Trustee, for the payment of such defaulted interest, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         This Bond was issued on June 25, 1997, at a price equal to (i) 112% of its original principal amount plus (ii) accrued interest at closing equal to 0% of such principal amount. Under Treasury regulations (the "OID Regulations"), all interest payments to be received on this Bond (based upon the assumption that this Bond pays in


                                    A-3-1-2
accordance with the prepayment assumptions used in pricing this Bond) are treated as part of this Bond's stated redemption price at maturity (i.e., principal). Accordingly, this Bond was issued with original issue discount ("OID") for federal income tax purposes in an amount equal to approximately 336.3993% of its original principal amount. The monthly yield to maturity of this Bond expressed on an annual basis is approximately 12.6254%. In computing both the monthly yield to maturity and the OID amounts specified above, the Issuer has used (i) a method embodying an economic accrual of income, (ii) a prepayment assumption equal to 21% CPR (as defined in the Prospectus), and (iii) a 30 days per month/360 days per year accounting convention. This actual yield to maturity and OID may differ from the projected amounts. The Holder of this Bond should be aware that the methodology for accruing OID on this Bond is not entirely clear under current law.

         So long as this Bond is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Clearing Agency or its nominee. Notwithstanding the above, the final distribution on this Bond will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

         The Class A-3 Bonds are subject to redemption, in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of
(i) July 28, 2004, or (ii) the Payment Date on which, after giving effect to payments of principal to be made on such date, the aggregate principal balance of Bonds then Outstanding is less than 35% of the original aggregate principal amount of the Bonds. In addition, the Issuer may redeem the Bonds in whole, but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, that a substantial risk exists that the Bonds will not be treated for federal income tax purposes as evidences of indebtedness. Any such redemption of the Bonds will be at the Redemption Price set forth in the Indenture.

         Certain Events of Default will entitle the Trustee to declare the principal of all or a portion of the Bonds to be due and payable or to take possession of and retain the Trust Estate intact in either case in the manner and with the effect provided in the Indenture.

         Anything in the Indenture or in any other instrument referenced therein to the contrary notwithstanding, the Holder hereof, by accepting delivery of this Bond, recognizes that this Bond is a non-recourse obligation of the Issuer and agrees to look solely to the Trust Estate for the Bonds for the payment of all sums due hereunder and under the terms of the Indenture, and the Issuer shall not be liable for any deficiency or other personal money judgment with respect to the payment of such sums. The Holder of this Bond shall be deemed to have agreed, by its acceptance of this Bond, not to file or join in filing any petition of bankruptcy or commence any similar proceeding in respect of the Issuer and to treat this Bond as a debt instrument for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         As provided in the Indenture and subject to any limitations on transfer of this Bond by a Clearing Agency or its nominee and certain limitations set forth in the Indenture, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate principal balance will be issued to the designated transferee or transferees.

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh Plans, and collective investment funds in which such plans, accounts, or arrangements are invested (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of Plan ("Plan Investors"), should review


                                    A-3-1-3
carefully with their legal advisors whether the purchase or holding of this Bond could give rise to a transaction that is prohibited under ERISA or the Code or cause the Collateral securing the Bonds to be regarded as "plan assets" for purposes of the Plan Asset Regulations. The Issuer believes that the Class A-3 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. Accordingly, a Plan that acquires a Class A-3 Bond should not be treated as having acquired a direct interest in the assets of the Issuer. Nevertheless, there can be no complete assurance that the Class A-3 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations.

         Prior to due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal balance of Bonds at the time Outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal balance of specified Classes of Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

         The term "Issuer" as used in this Bond includes any successor thereof under the Indenture.

         This Bond and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to conflict of laws rules.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.



                                    A-3-1-4

        IN WITNESS WHEREOF, MERIT Securities Corporation has caused this Bond to be signed by the true or facsimile signature of its Vice President and attested by the true or facsimile signature of its Assistant Secretary.

                                            MERIT SECURITIES CORPORATION



                                            By:  _____________________________
                                                 Lisa R. Cooke, Vice President

Attest:


By:  _______________________________________
     Wayne K. Brockwell, Assistant Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is a Class A-3 Bond referred to in the within-mentioned Indenture.

Date of Authentication:
June 25, 1997
                                      TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                      By:    ______________________________


                                    A-3-1-5

                                 ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT--....Custodian.....
TEN ENT--as tenants by the entireties          (Cus)             (Minor)
                                          Under Uniform Gifts to Minors Act ...
JT TEN--as joint tenants with rights of survivorship               (State)
       and not as Tenants in Common

                                FORM OF TRANSFER
    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------

             Please print or typewrite name and address of assignee

-------------------------------------------------------------------------------

     Please insert Social Security or other identifying Number of Assignee the within Bond of MERIT Securities Corporation and does hereby irrevocably constitute and appoint ______________________________________________________,
Attorney, to transfer the said Bond on the books of the within named Corporation, with full power of substitution in the premises.

Date:  ____________________

                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Bond in every particular without alteration or enlargement or any change whatever.


----------------------------------
SIGNATURE GUARANTEED:
The signature must be guaranteed by a
commercial bank or trust company or by a member firm of the New York Stock
Exchange or another national securities
exchange. Notarized or witnessed signatures are not acceptable.

                              PAYMENT INSTRUCTIONS

        The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to ____________________, for the account of ___________________, account number ________________, or, if mailed by check, to
__________________________. Applicable reports and statements should be mailed to ______________________. This information is provided by __________________, the assignee named above, or ______________________, as its agent.


                                    A-3-1-6

THIS BOND IS SUBORDINATE IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE BONDS AS SET FORTH IN THE WITHIN-REFERENCED INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MERIT SECURITIES CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS BOND IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS BOND. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE OF THIS BOND MAY BE LESS THAN THE AMOUNT SET FORTH BELOW. ANYONE ACQUIRING THIS BOND MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS BOND MAY NOT BE TRANSFERRED EXCEPT UPON COMPLIANCE WITH THE TERMS OF THE WITHIN-REFERENCED INDENTURE.

No.  B-1-1                                  AGGREGATE INITIAL PRINCIPAL BALANCE
                                            OF THE CLASS B-1 BONDS AS OF
DENOMINATION:  $42,791,000                  THE DELIVERY DATE:  $42,791,000


                          MERIT SECURITIES CORPORATION

                   COLLATERALIZED BONDS, SERIES 9, CLASS B-1
                               DUE JUNE 28, 2031


                                                           CUSIP NO. 589962 BE8

         MERIT Securities Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein referred to as the "Issuer"), for value received, hereby promises to pay to

                                   CEDE & CO.

or registered assigns, from proceeds of the Collateral pledged under the Indenture referred to within, the principal sum of FORTY-TWO MILLION SEVEN HUNDRED NINETY-ONE THOUSAND AND 00/100 DOLLARS as hereinafter described and interest on the unpaid principal balance hereof in the manner hereinafter described until this Bond shall have been paid in full.

         This Bond is a "Book-Entry Bond" as described in Section 3.12 of the within-mentioned Indenture, and this Bond is being registered in the name CEDE & Co., as nominee of The Depository Trust Company, a Clearing Agency. Subject to the terms of the Indenture, the Bonds will be registered as one or more certificates held by a Clearing Agency or its nominee, and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except that one Bond of this Class may be issued in a different denomination.


                                    B-1-1-1

        The interest on and principal of this Bond shall be payable in lawful money of the United States in the following manner:

                  (a) Interest on this Bond will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the applicable Accrual Period with respect to a Payment Date (each as hereinafter defined) on the outstanding principal balance of this Bond immediately prior to each Payment Date at a per annum rate equal to, subject to a cap of 14% per annum, the sum of (a) the per annum rate, subject to a cap of 10.00%, equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.65% (1.15% if the Issuer does not exercise its option to redeem the Bonds when first permitted to do so), accrued during the applicable Accrual Period on the outstanding principal balance of this Bond, immediately prior to such Payment Date and (b) the excess of (i) twelve times the amount of interest at the per annum rate equal to the excess of (x) the weighted average (by principal balance) of the Net Rates on the Loans over (y) the weighted average (by principal balance) of the Class Interest Rates on the Bonds (calculated, in the case of the Class A-3 and Class B-1 Bonds, solely by reference to clause (a) of the respective definitions of the Class Interest Rates) applicable to such Payment Date, accrued during the applicable Accrual Period on a notional principal balance equal to the aggregate outstanding principal balance of the Bonds immediately prior to the prior Payment Date over (ii) the sum of the Interest Carryover Amounts for such Payment Date, divided by (iii) the sum of the outstanding principal balances of the Class A-3 and Class B-1 Bonds immediately prior to such Payment Date.

                  (b) Payments of principal shall be due and payable on the Class B-1 Bonds on each Payment Date to the extent and in the manner described in the Indenture. Payments of principal, if any, due and payable on this Bond on any Payment Date shall be in an amount equal to this Bond's pro rata share of the aggregate installments of principal due and payable on the Bonds of this Class as of such Payment Date, with a final installment due and payable on the maturity of this Bond equal to its unpaid principal balance, all as provided in the Indenture.

         This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as the Collateralized Bonds, Series 9, issued in aggregate principal amount of $983,669,000, as specifically set forth in an indenture dated as of November 1, 1994 (the "Original Indenture"), as amended and supplemented by the Series 9 Supplement dated as of June 1, 1997 (the "Series 9 Supplement" and, together with the Original Indenture, the "Indenture"), between the Issuer and Texas Commerce Bank National Association (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Each payment on this Bond, when made, shall be applied first to the payment of interest accrued and unpaid on this Bond and then to the payment of principal on this Bond.

         The principal and interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered on the regular Record Date for such Payment Date, which shall be the close of business on the last Business Day of the month next preceding the month in which such Payment Date is deemed to occur, commencing on July 28, 1997. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder as of the Record Date and may be paid to the Holder of this Bond as of a Special Record Date, to be fixed by the Trustee, for the payment of such defaulted interest, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.



                                    B-1-1-2

         This Bond was issued on June 25, 1997, at a price equal to (i) 112% of its original principal amount plus (ii) accrued interest at closing equal to 0% of such principal amount. Under Treasury regulations (the "OID Regulations"), all interest payments to be received on this Bond (based upon the assumption that this Bond pays in accordance with the prepayment assumptions used in pricing this Bond) are treated as part of this Bond's stated redemption price at maturity (i.e., principal). Accordingly, this Bond was issued with original issue discount ("OID") for federal income tax purposes in an amount equal to approximately 305.1604% of its original principal amount. The monthly yield to maturity of this Bond expressed on an annual basis is approximately 12.2933%. In computing both the monthly yield to maturity and the OID amounts specified above, the Issuer has used (i) a method embodying an economic accrual of income,
(ii) a prepayment assumption equal to 21% CPR (as defined in the Prospectus), and (iii) a 30 days per month/360 days per year accounting convention. This actual yield to maturity and OID may differ from the projected amounts. The Holder of this Bond should be aware that the methodology for accruing OID on this Bond is not entirely clear under current law.

         So long as this Bond is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Clearing Agency or its nominee. Notwithstanding the above, the final distribution on this Bond will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

         The Class B-1 Bonds are subject to redemption, in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of
(i) July 28, 2004, or (ii) the Payment Date on which, after giving effect to payments of principal to be made on such date, the aggregate principal balance of Bonds then Outstanding is less than 35% of the original aggregate principal amount of the Bonds. In addition, the Issuer may redeem the Bonds in whole, but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, that a substantial risk exists that the Bonds will not be treated for federal income tax purposes as evidences of indebtedness. Any such redemption of the Bonds will be at the Redemption Price set forth in the Indenture.

         Certain Events of Default will entitle the Trustee to declare the principal of all or a portion of the Bonds to be due and payable or to take possession of and retain the Trust Estate intact in either case in the manner and with the effect provided in the Indenture.

         Anything in the Indenture or in any other instrument referenced therein to the contrary notwithstanding, the Holder hereof, by accepting delivery of this Bond, recognizes that this Bond is a non-recourse obligation of the Issuer and agrees to look solely to the Trust Estate for the Bonds for the payment of all sums due hereunder and under the terms of the Indenture, and the Issuer shall not be liable for any deficiency or other personal money judgment with respect to the payment of such sums. The Holder of this Bond shall be deemed to have agreed, by its acceptance of this Bond, not to file or join in filing any petition of bankruptcy or commence any similar proceeding in respect of the Issuer and to treat this Bond as a debt instrument for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         As provided in the Indenture and subject to any limitations on transfer of this Bond by a Clearing Agency or its nominee and certain limitations set forth in the Indenture, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate principal balance will be issued to the designated transferee or transferees.


                                    B-1-1-3

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh Plans, and collective investment funds in which such plans, accounts, or arrangements are invested (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of Plan ("Plan Investors"), should review carefully with their legal advisors whether the purchase or holding of this Bond could give rise to a transaction that is prohibited under ERISA or the Code or cause the Collateral securing the Bonds to be regarded as "plan assets" for purposes of the Plan Asset Regulations. The Class B-1 Bonds are Subordinated Bonds. Each person acquiring a Subordinated Bond will be deemed to represent to the Issuer, the Trustee, and the Master Servicer that such person is not a Plan subject to ERISA or Section 4975 of the Code.

         Prior to due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal balance of Bonds at the time Outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal balance of specified Classes of Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

         Prior to the time that all Bonds senior to the Class B-1 Bonds in right of payment are paid in full, the failure to pay interest on or principal of the Class B-1 Bonds will not constitute an Event of Default.

         The term "Issuer" as used in this Bond includes any successor thereof under the Indenture.

         This Bond and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to conflict of laws rules.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.


                                    B-1-1-4

         IN WITNESS WHEREOF, MERIT Securities Corporation has caused this Bond to be signed by the true or facsimile signature of its Vice President and attested by the true or facsimile signature of its Assistant Secretary.

                                            MERIT SECURITIES CORPORATION



                                             By:  _____________________________
                                                  Lisa R. Cooke, Vice President

Attest:


By: ______________________________
    Wayne K. Brockwell, Assistant Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is a Class B-1 Bond referred to in the within-mentioned Indenture.

Date of Authentication:
June 25, 1997
                                       TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                       By:    ______________________________


                                    B-1-1-5

                                 ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT--....Custodian.....
TEN ENT--as tenants by the entireties            (Cus)             (Minor)
                                          Under Uniform Gifts to Minors Act ....
JT TEN--as joint tenants with rights of survivorship                (State)
       and not as Tenants in Common

                                FORM OF TRANSFER
   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------

             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------

     Please insert Social Security or other identifying Number of Assignee the within Bond of MERIT Securities Corporation and does hereby irrevocably constitute and appoint ______________________________________________________,
Attorney, to transfer the said Bond on the books of the within named Corporation, with full power of substitution in the premises.

Date: ____________________

                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Bond in every particular without alteration or enlargement or any change whatever.


----------------------------------
SIGNATURE GUARANTEED:
The signature must be guaranteed by a
commercial bank or trust company or by a member firm of the New York Stock
Exchange or another national securities
exchange. Notarized or witnessed signatures are not acceptable.

                              PAYMENT INSTRUCTIONS

        The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to ____________________, for the account of ___________________, account number ________________, or, if mailed by check, to
__________________________. Applicable reports and statements should be mailed to ______________________. This information is provided by __________________, the assignee named above, or ______________________, as its agent.


                                    B-1-1-6

THIS BOND IS SUBORDINATE IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE BONDS AS SET FORTH IN THE WITHIN-REFERENCED INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MERIT SECURITIES CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS BOND IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS BOND. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE OF THIS BOND MAY BE LESS THAN THE AMOUNT SET FORTH BELOW. ANYONE ACQUIRING THIS BOND MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS BOND MAY NOT BE TRANSFERRED EXCEPT UPON COMPLIANCE WITH THE TERMS OF THE WITHIN-REFERENCED INDENTURE.

No.  B-2-1                                 AGGREGATE INITIAL PRINCIPAL BALANCE
                                           OF THE CLASS B-2 BONDS AS OF
DENOMINATION:  $15,095,000                 THE DELIVERY DATE:  $15,095,000


                          MERIT SECURITIES CORPORATION

                   COLLATERALIZED BONDS, SERIES 9, CLASS B-2
                               DUE JUNE 28, 2031


                                                          CUSIP NO. 589962 BF5

         MERIT Securities Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein referred to as the "Issuer"), for value received, hereby promises to pay to

                                   CEDE & CO.

or registered assigns, from proceeds of the Collateral pledged under the Indenture referred to within, the principal sum of FIFTEEN MILLION NINETY-FIVE THOUSAND AND 00/100 DOLLARS as hereinafter described and interest on the unpaid principal balance hereof in the manner hereinafter described until this Bond shall have been paid in full.

         This Bond is a "Book-Entry Bond" as described in Section 3.12 of the within-mentioned Indenture, and this Bond is being registered in the name CEDE & Co., as nominee of The Depository Trust Company, a Clearing Agency. Subject to the terms of the Indenture, the Bonds will be registered as one or more certificates held by a Clearing Agency or its nominee, and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except that one Bond of this Class may be issued in a different denomination.


                                    B-2-1-1

         The interest on and principal of this Bond shall be payable in lawful money of the United States in the following manner:

                  (a) The Class Interest Rate for this Bond for the period from the Delivery Date through July 27, 1997, will be 6.6875% per annum. Interest on this Bond will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the applicable Accrual Period with respect to a Payment Date (each as hereinafter defined) on the outstanding principal balance of this Bond immediately prior to each Payment Date at a per annum rate equal, subject to a cap of 10.50% to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 1.00%; provided, however, that, if the Issuer does not exercise its option to redeem this Bond when it is first permitted to do so, interest will accrue at a per annum rate, subject to a cap equal to 11.00%, equal to One-Month LIBOR, as determined on the Applicable Floating Rate Determination Date, plus 1.50%. As used herein, "Accrual Period" means, with respect to each Payment Date, the period commencing on the 28th day of the preceding month through the 27th day of the month in which such Payment Date is deemed to occur (except that the first Accrual Period will be the period from the Delivery Date through July 27, 1997). The Holder of this Bond will be entitled to receive on the 28th day of each month, or, if such day is not a Business Day, then on the next succeeding Business Day (each a "Payment Date"), commencing on July 28, 1997, an amount equal to this Bond's pro rata share of the Interest Payment Amount for such Payment Date. For accounting purposes the Payment Date will be deemed to occur on the 28th day of the month without regard to whether such day is a Business Day.

                  (b) Payments of principal shall be due and payable on the Class B-2 Bonds on each Payment Date to the extent and in the manner described in the Indenture. Payments of principal, if any, due and payable on this Bond on any Payment Date shall be in an amount equal to this Bond's pro rata share of the aggregate installments of principal due and payable on the Bonds of this Class as of such Payment Date, with a final installment due and payable on the maturity of this Bond equal to its unpaid principal balance, all as provided in the Indenture.

         This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as the Collateralized Bonds, Series 9, issued in aggregate principal amount of $983,669,000, as specifically set forth in an indenture dated as of November 1, 1994 (the "Original Indenture"), as amended and supplemented by the Series 9 Supplement dated as of June 1, 1997 (the "Series 9 Supplement" and, together with the Original Indenture, the "Indenture"), between the Issuer and Texas Commerce Bank National Association (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Each payment on this Bond, when made, shall be applied first to the payment of interest accrued and unpaid on this Bond and then to the payment of principal on this Bond.

         The principal and interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered on the regular Record Date for such Payment Date, which shall be the close of business on the last Business Day of the month next preceding the month in which such Payment Date is deemed to occur, commencing on July 28, 1997. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder as of the Record Date and may be paid to the Holder of this Bond as of a Special Record Date, to be fixed by the Trustee, for the payment of such defaulted interest, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.


                                    B-2-1-2

         So long as this Bond is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Clearing Agency or its nominee. Notwithstanding the above, the final distribution on this Bond will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

         The Class B-2 Bonds are subject to redemption, in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of
(i) July 28, 2004, or (ii) the Payment Date on which, after giving effect to payments of principal to be made on such date, the aggregate principal balance of Bonds then Outstanding is less than 35% of the original aggregate principal amount of the Bonds. In addition, the Issuer may redeem the Bonds in whole, but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, that a substantial risk exists that the Bonds will not be treated for federal income tax purposes as evidences of indebtedness. Any such redemption of the Bonds will be at the Redemption Price set forth in the Indenture.

         Certain Events of Default will entitle the Trustee to declare the principal of all or a portion of the Bonds to be due and payable or to take possession of and retain the Trust Estate intact in either case in the manner and with the effect provided in the Indenture.

         Anything in the Indenture or in any other instrument referenced therein to the contrary notwithstanding, the Holder hereof, by accepting delivery of this Bond, recognizes that this Bond is a non-recourse obligation of the Issuer and agrees to look solely to the Trust Estate for the Bonds for the payment of all sums due hereunder and under the terms of the Indenture, and the Issuer shall not be liable for any deficiency or other personal money judgment with respect to the payment of such sums. The Holder of this Bond shall be deemed to have agreed, by its acceptance of this Bond, not to file or join in filing any petition of bankruptcy or commence any similar proceeding in respect of the Issuer and to treat this Bond as a debt instrument for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         As provided in the Indenture and subject to any limitations on transfer of this Bond by a Clearing Agency or its nominee and certain limitations set forth in the Indenture, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate principal balance will be issued to the designated transferee or transferees.

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh Plans, and collective investment funds in which such plans, accounts, or arrangements are invested (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of Plan ("Plan Investors"), should review carefully with their legal advisors whether the purchase or holding of this Bond could give rise to a transaction that is prohibited under ERISA or the Code or cause the Collateral securing the Bonds to be regarded as "plan assets" for purposes of the Plan Asset Regulations. The Class B-2 Bonds are Subordinated Bonds. Each person acquiring a Subordinated Bond will be deemed to represent to the Issuer, the Trustee, and the Master Servicer that such person is not a Plan subject to ERISA or Section 4975 of the Code.

         Prior to due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.


                                    B-2-1-3

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal balance of Bonds at the time Outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal balance of specified Classes of Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

         Prior to the time that all Bonds senior to the Class B-2 Bonds in right of payment are paid in full, the failure to pay interest on or principal of the Class B-2 Bonds will not constitute an Event of Default.

         The term "Issuer" as used in this Bond includes any successor thereof under the Indenture.

         This Bond and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to conflict of laws rules.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.



                                    B-2-1-4

         IN WITNESS WHEREOF, MERIT Securities Corporation has caused this Bond to be signed by the true or facsimile signature of its Vice President and attested by the true or facsimile signature of its Assistant Secretary.

                                            MERIT SECURITIES CORPORATION



                                             By:  _____________________________
                                                  Lisa R. Cooke, Vice President

Attest:


By:  ______________________________
     Wayne K. Brockwell, Assistant Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is a Class B-2 Bond referred to in the within-mentioned Indenture.

Date of Authentication:
June 25, 1997
                                       TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                       By:    ______________________________


                                    B-2-1-5

                                 ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common           UNIF GIFT MIN ACT--....Custodian.....
TEN ENT--as tenants by the entireties        (Cus)             (Minor)
                                        Under Uniform Gifts to Minors Act ....
JT TEN--as joint tenants with rights of survivorship                  (State)
       and not as Tenants in Common

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

             Please print or typewrite name and address of assignee

--------------------------------------------------------------------------------

     Please insert Social Security or other identifying Number of Assignee the within Bond of MERIT Securities Corporation and does hereby irrevocably constitute and appoint ______________________________________________________,
Attorney, to transfer the said Bond on the books of the within named Corporation, with full power of substitution in the premises.

Date: ____________________

                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Bond in every particular without alteration or enlargement or any change whatever.


----------------------------------
SIGNATURE GUARANTEED:
The signature must be guaranteed by a
commercial bank or trust company or by a member firm of the New York Stock
Exchange or another national securities
exchange. Notarized or witnessed signatures are not acceptable.

                              PAYMENT INSTRUCTIONS

        The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to ____________________, for the account of ___________________, account number ________________, or, if mailed by check, to
__________________________. Applicable reports and statements should be mailed to ______________________. This information is provided by __________________, the assignee named above, or ______________________, as its agent.


                                    B-2-1-6

THIS BOND MAY NOT BE TRANSFERRED TO ANY PERSON OTHER THAN DYNEX CAPITAL, INC., OR ANY AFFILIATE OF DYNEX THAT IS A "QUALIFIED REIT SUBSIDIARY" OF DYNEX WITHIN THE MEANING OF SECTION 856(1)(2) OF THE INTERNAL REVENUE CODE OF 1986, AS PROVIDED IN AN AGREEMENT DATED JUNE 25, 1997 BETWEEN THE ISSUER AND THE TRUSTEE.

THIS BOND IS SUBORDINATE IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE BONDS AS SET FORTH IN THE WITHIN-REFERENCED INDENTURE.

THE PRINCIPAL OF THIS BOND IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS BOND. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE OF THIS BOND MAY BE LESS THAN THE AMOUNT SET FORTH BELOW. ANYONE ACQUIRING THIS BOND MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

No.  B-3-1                                  AGGREGATE INITIAL PRINCIPAL BALANCE
                                            OF THE CLASS B-3 BONDS AS OF
DENOMINATION:  $10,063,000                  THE DELIVERY DATE:  $10,063,000


                          MERIT SECURITIES CORPORATION

                   COLLATERALIZED BONDS, SERIES 9, CLASS B-3
                               DUE JUNE 28, 2031

                                                           CUSIP NO. 589962 BG3

         MERIT Securities Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein referred to as the "Issuer"), for value received, hereby promises to pay to

                          MERIT SECURITIES CORPORATION

or registered assigns, from proceeds of the Collateral pledged under the Indenture referred to within, the principal sum of TEN MILLION SIXTY-THREE THOUSAND AND 00/100 DOLLARS as hereinafter described and interest on the unpaid principal balance hereof in the manner hereinafter described until this Bond shall have been paid in full.

         This Bond is a "Book-Entry Bond" as described in Section 3.12 of the within-mentioned Indenture, and this Bond is being registered in the name CEDE & Co., as nominee of The Depository Trust Company, a Clearing Agency. Subject to the terms of the Indenture, the Bonds will be registered as one or more certificates held by a Clearing Agency or its nominee, and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except that one Bond of this Class may be issued in a different denomination.

         The interest on and principal of this Bond shall be payable in lawful money of the United States in the following manner:

                  (a) The Class Interest Rate for this Bond for the period from the Delivery Date through July 27, 1997, will be 7.4375% per annum. Interest on this Bond will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the applicable Accrual Period with respect to a Payment Date (each as hereinafter defined) on the outstanding principal balance of this Bond immediately prior to each Payment Date at a per annum rate equal, subject to a cap of 11.00% to One-Month LIBOR, as


                                    B-3-1-1
         determined on the applicable Floating Rate Determination Date, plus 1.75%; provided, however, that, if the Issuer does not exercise its option to redeem this Bond when it is first permitted to do so, interest will accrue at a per annum rate equal, subject to a cap equal to 11.50%, to One-Month LIBOR, as determined on the Applicable Floating Rate Determination Date, plus 2.25%. As used herein, "Accrual Period" means, with respect to each Payment Date, the period commencing on the 28th day of the preceding month through the 27th day of the month in which such Payment Date is deemed to occur (except that the first Accrual Period will be the period from the Delivery Date through July 27, 1997). The Holder of this Bond will be entitled to receive on the 28th day of each month, or, if such day is not a Business Day, then on the next succeeding Business Day (each a "Payment Date"), commencing on July 28, 1997, an amount equal to this Bond's pro rata share of the Interest Payment Amount for such Payment Date. For accounting purposes the Payment Date will be deemed to occur on the 28th day of the month without regard to whether such day is a Business Day.

                  (b) Payments of principal shall be due and payable on the Class B-3 Bonds on each Payment Date to the extent and in the manner described in the Indenture. Payments of principal, if any, due and payable on this Bond on any Payment Date shall be in an amount equal to this Bond's pro rata share of the aggregate installments of principal due and payable on the Bonds of this Class as of such Payment Date, with a final installment due and payable on the maturity of this Bond equal to its unpaid principal balance, all as provided in the Indenture.

         This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as the Collateralized Bonds, Series 9, issued in aggregate principal amount of $983,669,000, as specifically set forth in an indenture dated as of November 1, 1994 (the "Original Indenture"), as amended and supplemented by the Series 9 Supplement dated as of June 1, 1997 (the "Series 9 Supplement" and, together with the Original Indenture, the "Indenture"), between the Issuer and Texas Commerce Bank National Association (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Each payment on this Bond, when made, shall be applied first to the payment of interest accrued and unpaid on this Bond and then to the payment of principal on this Bond.

         The principal and interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered on the regular Record Date for such Payment Date, which shall be the close of business on the last Business Day of the month next preceding the month in which such Payment Date is deemed to occur, commencing on July 28, 1997. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder as of the Record Date and may be paid to the Holder of this Bond as of a Special Record Date, to be fixed by the Trustee, for the payment of such defaulted interest, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         So long as this Bond is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Clearing Agency or its nominee. Notwithstanding the above, the final distribution on this Bond will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.



                                    B-3-1-2

         The Class B-3 Bonds are subject to redemption, in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of
(i) July 28, 2004, or (ii) the Payment Date on which, after giving effect to payments of principal to be made on such date, the aggregate principal balance of Bonds then Outstanding is less than 35% of the original aggregate principal amount of the Bonds. In addition, the Issuer may redeem the Bonds in whole, but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, that a substantial risk exists that the Bonds will not be treated for federal income tax purposes as evidences of indebtedness. Any such redemption of the Bonds will be at the Redemption Price set forth in the Indenture.

         Certain Events of Default will entitle the Trustee to declare the principal of all or a portion of the Bonds to be due and payable or to take possession of and retain the Trust Estate intact in either case in the manner and with the effect provided in the Indenture.

         Anything in the Indenture or in any other instrument referenced therein to the contrary notwithstanding, the Holder hereof, by accepting delivery of this Bond, recognizes that this Bond is a non-recourse obligation of the Issuer and agrees to look solely to the Trust Estate for the Bonds for the payment of all sums due hereunder and under the terms of the Indenture, and the Issuer shall not be liable for any deficiency or other personal money judgment with respect to the payment of such sums. The Holder of this Bond shall be deemed to have agreed, by its acceptance of this Bond, not to file or join in filing any petition of bankruptcy or commence any similar proceeding in respect of the Issuer and to treat this Bond as a debt instrument for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         As provided in the Indenture and subject to any limitations on transfer of this Bond by a Clearing Agency or its nominee and certain limitations set forth in the Indenture, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate principal balance will be issued to the designated transferee or transferees.

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh Plans, and collective investment funds in which such plans, accounts, or arrangements are invested (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of Plan ("Plan Investors"), should review carefully with their legal advisors whether the purchase or holding of this Bond could give rise to a transaction that is prohibited under ERISA or the Code or cause the Collateral securing the Bonds to be regarded as "plan assets" for purposes of the Plan Asset Regulations. The Class B-3 Bonds are Subordinated Bonds. Each person acquiring a Subordinated Bond will be deemed to represent to the Issuer, the Trustee, and the Master Servicer that such person is not a Plan subject to ERISA or Section 4975 of the Code.

         Prior to due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal balance of Bonds at the time Outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal balance of specified Classes of Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture


                                    B-3-1-3
and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

         Prior to the time that all Bonds senior to the Class B-3 Bonds in right of payment are paid in full, the failure to pay interest on or principal of the Class B-3 Bonds will not constitute an Event of Default.


                                    B-3-1-4

         The term "Issuer" as used in this Bond includes any successor thereof under the Indenture.

         This Bond and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to conflict of laws rules.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                                    B-3-1-5

         IN WITNESS WHEREOF, MERIT Securities Corporation has caused this Bond to be signed by the true or facsimile signature of its Vice President and attested by the true or facsimile signature of its Assistant Secretary.

                                            MERIT SECURITIES CORPORATION



                                             By:  _____________________________
                                                  Lisa R. Cooke, Vice President

Attest:


By:  ______________________________
     Wayne K. Brockwell, Assistant Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is a Class B-3 Bond referred to in the within-mentioned Indenture.

Date of Authentication:
June 25, 1997
                                       TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                       By:    ______________________________


                                    B-3-1-6

                                 ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT--....Custodian.....
TEN ENT--as tenants by the entireties         (Cus)             (Minor)
                                          Under Uniform Gifts to Minors Act ...
JT TEN--as joint tenants with rights of survivorship                 (State)
       and not as Tenants in Common

                                FORM OF TRANSFER

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------

             Please print or typewrite name and address of assignee

-------------------------------------------------------------------------------

     Please insert Social Security or other identifying Number of Assignee the within Bond of MERIT Securities Corporation and does hereby irrevocably constitute and appoint ______________________________________________________,
Attorney, to transfer the said Bond on the books of the within named Corporation, with full power of substitution in the premises.

Date: ____________________

                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Bond in every particular without alteration or enlargement or any change whatever.


----------------------------------
SIGNATURE GUARANTEED:
The signature must be guaranteed by a
commercial bank or trust company or by a member firm of the New York Stock
Exchange or another national securities
exchange. Notarized or witnessed signatures are not acceptable.

                              PAYMENT INSTRUCTIONS

        The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to ____________________, for the account of ___________________, account number ________________, or, if mailed by check, to
__________________________. Applicable reports and statements should be mailed to ______________________. This information is provided by __________________, the assignee named above, or ______________________, as its agent.

                                    B-3-1-7